UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635)

Exact name of registrant as specified in charter: Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008— September 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Annual report
9 | 30 | 09

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Diversified
Income Trust

Annual report
9 | 30 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	8
Your fund’s expenses	9
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	19
Financial statements	20
Federal tax information	63
About the Trustees	64
Officers	68

Message from the Trustees

Dear Fellow Shareholder:

The nearly 60% advance in the S&P 500 Index from March through September ranks as the most concentrated period of growth in the stock market since just after the Great Depression. Aggressive stimulus efforts by governments worldwide appear to have saved the financial system from collapse and helped foster this historic market rebound.

Investors, however, should prepare for the possibility of this rapid ascent leveling off in coming quarters. The U.S. economy is improving, but headwinds remain. High public and private debt levels, as well as consumer spending held back by high unemployment and still-low housing prices, may result in a slower economic rebound.

We are pleased to report that many Putnam mutual funds have delivered significantly better results over the past year. This reflects the intense efforts of an investment team infused with new talent, new leadership, and a determination to excel. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

About the fund
Seeking broad diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since. New sectors like mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown — significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. The fund’s managers select from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is designed to target the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of various fixed-income sectors, the fund seeks to take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

Consider these risks before investing: International investing involves certain risks, such as currency fluctua-tions, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Key drivers of fixed-income returns

Government Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values may create opportunities for global investors.

Credit Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 9/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception date of the fund’s classAshares.

“Liquidity has improved substantially throughout
the credit markets.”
Bill Kohli, Portfolio Manager, Putnam Diversified Income Trust

Credit qualities are shown as a percentage of portfolio value as of 9/30/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s portfolio manager

D. William Kohli

Bill, how did Putnam Diversified Income Trust perform during its most recent annual period?

The fund posted a solid return and displayed strong performance for the past six months, overcoming the market turmoil of 2008. For the 12-month period ended September 30, 2009, the fund returned 8.23% at net asset value, versus a return of 10.56% for Barclays Capital Aggregate Bond Index and a 13.43% return for the fund’s Lipper peer group. Both the index and Lipper peers are more narrowly focused than the benchmark. For the past six months ended September 30, the fund posted a 40.79% return.

What factors, in your view, turned the markets around from their low point in late 2008?

During the financial crisis last year, interest-rate “spreads,” or differences in yield between credit instruments and safe-haven Treasuries, widened dramatically, as prices of many credit instruments plummeted.

Following a wave of bad news concerning the U.S. housing market, the collapse of Bear Stearns, and the Lehman Brothers bankruptcy in 2008, the credit markets essentially froze for a time, reducing credit access for businesses and individuals. This wave of events plunged the United States and all major European countries into severe recession.

In response, the U.S. government took a number of actions to ease the crisis and restore global credit flows: The Fed [the Federal Reserve Board] lowered short-term rates in an effort to restart the economy. The Fed and U.S. Treasury also created a number of credit facilities designed to generate lending. In February, Congress approved a large stimulus package, and other federal initiatives — including the “cash for clunkers” automobile program — have worked to boost consumer spending and jumpstart the economy. The U.S. economy has begun to show signs of a turnaround, but headwinds remain.

What was your portfolio strategy over the past 12 months?

Over the past year — and particularly in 2009 — the fund has responded extremely well as we engaged in a wide variety of strategies while looking forward to a gradual turnaround in fixed-income markets. Because strategies among central banks around the world on how best to deal with the downturn have diverged somewhat over the past 12 months, the fund has strongly benefited from our decision regarding “term structure.” This means we are investing based on the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 11.

direction of interest-rate movements among various countries. Government policy intervention, net borrowing levels, quantitative easing, and artificially low central bank rates have opened up significant opportunities in term structure strategies, an area that has been relatively dormant for years.

The fund also profited from our decision to position the portfolio for yield-curve steepening — a strategy based on our view that the yield curve will, in fact, continue to steepen, with longer-term yields rising, as central banks keep short-term rates low and concern grows over government budget deficits and longer-term inflation.

We also have an ongoing strategy of focusing on high-quality credit instruments that we believe carry minimal fundamental credit risk. Over the past two years, we have identified compelling opportunities among what we believed were severely undervalued securitized debt. These included commercial mortgage-backed securities and collateralized mortgage obligations markets — particularly interest-only securities. At various points during the past two years, we purchased large amounts of these securities, which have contributed substantially to performance.

Diversified Income Trust has the mandate to invest both in the United States and around the world, and across a broad spectrum of fixed-income securities, including Treasuries, and securitized, investment-grade, and high-yield bonds. This ability to target the global bond marketplace benefited the fund during the period. For example, the fund’s emerging-market investments in countries such as Argentina, Brazil, and Russia have contributed to returns as those countries have bounced back strongly from the severe downturn.

IN THE NEWS

It is an interest rate for the record books. The Federal Reserve Board, which is responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been resting at an all-time low of near 0% as the government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. The Federal Reserve Bank of New York began experimenting in October with reverse repurchase agreements, which would, in effect, raise rates, but stressed that “no inference should be drawn about the timing of monetary policy tightening.”

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUPON (%) AND MATURITY DATE

Securitized sector
Credit Suisse Mortgage Capital Certificates Ser. 07-C5, Class A3 (1.4%)	5.694%, 2040
Bear Stearns Alternate Trust II FRB Ser. 07-1, Class 1A1 (1.0%)	6.029%, 2047
JPMorgan Chase Commercial Mortgage Securities Corp. Ser. 07-LD12, Class A2 (0.9%)	5.827%, 2051
Credit sector
VTB Capital SA 144A bonds (0.8%)	6.25%, 2035
VTB Capital SA 144A sec. notes (0.7%)	6.609%, 2012
VTB Capital SA 144A notes (0.7%)	6.875%, 2018
Government sector
Argentina (Republic of) sr. unsec. unsub. bonds FRB (1.1%)	0.943%, 2012
Turkey (Republic of) sr. unsec. notes (0.5%)	7.50%, 2017
Argentina (Republic of) sr. unsec. unsub. bonds (0.5%)	zero %, 2015

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 9/30/09. Short-term holdings are excluded. Holdings will vary over time.

What have you done to reduce volatility and risk in the portfolio?

We have increased exposure to collateralized mortgage obligations, which are benefiting from slow prepayment rates. We also are holding more short-dated residential mortgage-backed securities, whose prices are more depressed than can be justified by mortgage market fundamentals, including foreclosure rates. In general, we have reduced risk by shortening duration, or interest-rate exposure, throughout much of the portfolio.

With the intent of decreasing the fund’s price volatility, we have reduced the overall level of commercial mortgage assets in the fund, shifting to short-duration commercial and residential mortgages. In the residential mortgage area, we have emphasized hybrid ARMs [adjustable-rate mortgages], which are securities that combine features of both fixed-rate and adjustable-rate mortgages. We have also acquired Alt-A —considered riskier than standard prime mortgages but higher quality than subprime mortgages — at what we feel are very depressed prices.

What’s your outlook?

We believe that the U.S. economy’s recovery from this severe recession will be muted as economic progress may be held back by U.S. debt levels, lingering high unemployment rates, and weak housing prices. In contrast, the credit markets have rebounded from the depths of the crisis. For most credit issues, prices remain appealing, even if we factor in worst-case assumptions regarding mortgage defaults and the pace of economic recovery. Although bank lending remains weak, the markets for securitized debt such as commercial mortgage-backed securities have stabilized. Moreover, liquidity has improved substantially throughout the credit markets.

In early October, Diversified Income Trust increased its monthly dividend payment. What factors drove the increase?

After the close of the period, on October 8, 2009, the Trustees of the Putnam Funds approved a $0.01 increase in the dividend of Diversified Income Trust, from $0.057 to $0.067 on classA shares. This represents a 17.5% increase in the fund’s dividend, and will boost the fund’s yield to roughly 10.05% (based on the October 8 NAV of $8.00 per share). The increase will be reflected in the next dividend, which has a record date of October 14 and a payable date of October 20. The committee approved raising the dividend because the fund significantly over-earned its distribution rate due to increased yield from asset-backed and commercial mortgage-backed securities.

In addition to the dividend increase, Putnam’s Portfolio Tax Group is currently expecting Diversified Income Trust will pay an extra taxable income distribution of between 30 and 40 cents per share in December 2009.

Bill, thank you for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of the fund’s total investment portfolio value. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.42%	6.22%	5.61%	5.61%	5.60%	5.60%	6.12%	5.95%	6.13%	6.56%

10 years	57.64	51.32	46.24	46.24	45.54	45.54	53.32	48.35	52.84	60.58
Annual average	4.66	4.23	3.87	3.87	3.82	3.82	4.37	4.02	4.33	4.85

5 years	11.22	6.78	7.28	5.72	6.77	6.77	9.73	6.13	9.23	12.06
Annual average	2.15	1.32	1.42	1.12	1.32	1.32	1.87	1.20	1.78	2.30

3 years	–0.57	–4.51	–2.67	–5.06	–3.12	–3.12	–1.42	–4.62	–1.85	–0.29
Annual average	–0.19	–1.53	–0.90	–1.72	–1.05	–1.05	–0.48	–1.56	–0.62	–0.10

1 year	8.23	3.87	7.43	2.56	7.27	6.30	7.81	4.30	7.68	8.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 9/30/99 to 9/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,624 and $14,554, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,835 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,284 and $16,058, respectively.

Comparative index returns For periods ended 9/30/09

	Barclays Capital Aggregate	Citigroup Non-U.S. World	JPMorgan Developed High	Lipper Multi-Sector Income
	Bond Index	Government Bond Index	Yield Index	Funds category average†

Annual average (life of fund)	7.39%	7.58%	—*	7.34%

10 years	84.15	90.52	86.80%	76.68
Annual average	6.30	6.66	6.45	5.76

5 years	28.39	40.64	33.99	27.27
Annual average	5.13	7.06	6.03	4.89

3 years	20.48	33.65	17.10	13.38
Annual average	6.41	10.15	5.40	4.22

1 year	10.56	16.07	20.11	13.43

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception date of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/09, there were 152, 111, 95, 73, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.684		$0.632	$0.637	$0.669		$0.671	$0.700

Capital gains	—		—	—	—		—	—

Total	$0.684		$0.632	$0.637	$0.669		$0.671	$0.700

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/08	$8.10	$8.44	$8.04	$8.03	$8.02	$8.29	$8.06	$8.08

9/30/09	7.89	8.22	7.83	7.80	7.79	8.05	7.82	7.85

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	8.67%	8.32%	7.97%	8.00%	8.47%	8.20%	8.44%	9.02%

Current 30-day SEC yield [2,3]	N/A	10.02	9.71	9.71	N/A	9.88	10.21	10.71

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/08	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Annualized expense ratio for the six-month period
ended 9/30/09*†	1.15%	1.90%	1.90%	1.40%	1.40%	0.90%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.03% of average net assets for the six months ended September 30, 2009.

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from April 1, 2009, to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.94	$11.44	$11.44	$8.43	$8.44	$5.43

Ending value (after expenses)	$1,407.90	$1,401.80	$1,401.80	$1,403.40	$1,404.20	$1,407.50

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2009, use the following calculation method. To find the value of your investment on April 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.82	$9.60	$9.60	$7.08	$7.08	$4.56

Ending value (after expenses)	$1,019.30	$1,015.54	$1,015.54	$1,018.05	$1,018.05	$1,020.56

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

BoA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 56th percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	95th

Three-year period	94th

Five-year period	93rd

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 148, 109 and 95 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that signifi-cant volatility and illiquidity in the markets contributed to the fund’s relative underper-formance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees called a shareholder meeting for each of the funds for November 19, 2009 and recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Diversified Income Trust	0.562%	0.599%	(0.036)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses.

As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2009, Putnam employees had approximately $308,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the “fund”), including the fund’s portfolio, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 16, 2009

The fund’s portfolio 9/30/09

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)*	amount	Value

Banc of America Alternative Loan
Trust Ser. 06-7, Class A2, 5.707s, 2036	$20,016,000	$15,012,000

Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049	765,000	729,709
Ser. 07-2, Class A2, 5.634s, 2049	2,590,000	2,562,701
Ser. 07-1, Class A4, 5.451s, 2049	4,581,000	4,050,797
Ser. 05-6, Class A2, 5.165s, 2047	250,000	251,038
Ser. 07-5, Class XW, IO, 0.606s, 2051	232,657,961	3,931,920

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	1,170,000	467,649
Ser. 01-1, Class K, 6 1/8s, 2036	2,633,000	1,322,721

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.885s, 2036	13,518,776	7,976,078

Bayview Commercial
Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	4,214,137	314,375
Ser. 07-1, Class S, IO, 2.477s, 2037	12,916,880	782,763

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	9,815,252	4,655,349
FRB Ser. 05-10, Class 25A1, 5.862s, 2036	12,501,195	6,563,127
FRB Ser. 06-6, Class 2A1, 5.82s, 2036	4,728,012	2,521,887
FRB Ser. 05-7, Class 23A1, 5.637s, 2035	8,977,462	5,740,353
FRB Ser. 07-1, Class 21A1, 5.619s, 2047	8,549,326	4,445,650
FRB Ser. 06-1, Class 23A1, 5.593s, 2036	4,729,286	3,168,622

Bear Stearns Alternate Trust II FRB
Ser. 07-1, Class 1A1, 6.029s, 2047	45,567,007	25,572,703

Bear Stearns Commercial Mortgage
Securities, Inc. FRB Ser. 00-WF2,
Class F, 8.452s, 2032	1,174,000	714,336

Bear Stearns Commercial Mortgage
Securities, Inc. 144A Ser. 07-PW18,
Class X1, IO, 0.095s, 2050	273,405,888	2,228,477

Citigroup Mortgage
Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.182s, 2036	6,195,935	3,231,333
FRB Ser. 05-10, Class 1A5A,
5.837s, 2035	2,112,174	1,351,792
FRB Ser. 05-10, Class 1A4A,
5.728s, 2035	7,750,874	4,340,490
FRB Ser. 06-AR7, Class 2A2A,
5.607s, 2036	5,648,400	3,558,492

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 07-CD5,
Class XS, IO, 0.077s, 2044	162,202,324	804,657

Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, IO, 1.217s, 2017	16,622,576	506,272

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	16,289,571	10,669,669
Ser. 06-J8, Class A4, 6s, 2037	10,429,602	5,944,873
Ser. 05-80CB, Class 2A1, 6s, 2036	11,947,165	8,807,300
FRB Ser. 07-HY4, Class 3A1,
5.812s, 2047	18,557,733	10,577,908
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	7,834,736	6,320,429
Ser. 07-8CB, Class A1, 5 1/2s, 2037	9,764,029	7,066,716
FRB Ser. 06-23CBC, Class 2A5,
0.646s, 2036	29,360,746	13,212,336
FRB Ser. 06-OC10, Class 2A2A,
0.426s, 2036	12,453,018	6,086,908
FRB Ser. 06-OC11, Class 2A2A,
0.416s, 2037	7,077,000	3,166,405
FRB Ser. 07-HY7C, Class A1,
0.386s, 2037	14,417,721	6,920,506

MORTGAGE-BACKED		Principal
SECURITIES (51.1%)* cont.		amount	Value

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.661s, 2035		$15,769,361	$11,038,553
FRB Ser. 06-HYB1, Class 1A1,
5.309s, 2036		1,596,376	788,648
FRB Ser. 05-HYB4, Class 2A1,
4.864s, 2035		20,978,600	12,587,160

Countrywide Home Loans 144A
Ser. 06-R1, Class AS, IO, 5.61s, 2036		25,025,924	2,471,310
Ser. 05-R3, Class AS, IO, 5.557s, 2035		2,633,362	261,690
FRB Ser. 06-R2, Class AS, IO,
5.452s, 2036		14,255,180	1,380,971
Ser. 03-R4, Class 1A, PO, zero %, 2034		29,923	23,529

Credit Suisse Mortgage
Capital Certificates
FRB Ser. 06-C3, Class A3, 6.02s, 2038		19,353,000	16,143,336
FRB Ser. 07-C4, Class A2, 6.003s, 2039		3,679,000	3,713,345
Ser. 07-1, Class 1A1A, 5.942s, 2037		3,849,215	2,314,533
Ser. 07-3, Class 1A1A, 5.837s, 2037		6,361,943	3,689,927
Ser. 07-C5, Class A3, 5.694s, 2040		37,930,000	34,368,976

CRESI Finance Limited
Partnership 144A
FRB Ser. 06-A, Class D, 1.046s, 2017		369,000	166,050
FRB Ser. 06-A, Class C, 0.846s, 2017		1,093,000	601,150

Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033		4,938,763	4,533,279

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		8,998,000	6,544,205
Ser. 98-C1, Class F, 6s, 2040		7,396,000	6,656,400
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	200,835
FRB Ser. 05-TFLA, Class L, 2.093s, 2020		4,911,000	3,192,150

CWCapital Cobalt Ser. 06-C1,
Class A2, 5.174s, 2048		7,091,000	7,081,423

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6,
0.436s, 2037		20,713,916	10,356,958
FRB Ser. 06-AR3, Class A1,
0.436s, 2036		13,089,408	5,695,938

Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1, Class X,
IO, 0.765s, 2031		25,886,439	556,960

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		2,235,111	1,788,089

European Loan Conduit 144A FRB
Ser. 22A, Class D, 1.764s, 2014
(United Kingdom) F	GBP	2,461,000	591,009

European Prime Real Estate PLC 144A
FRB Ser. 1-A, Class D, 1.764s, 2014
(United Kingdom) F	GBP	1,694,829	135,653

Fannie Mae
IFB Ser. 05-74, Class CP,
23.847s, 2035		$2,211,457	2,951,367
IFB Ser. 05-99, Class SA,
23.664s, 2035		2,554,926	3,355,844
IFB Ser. 05-95, Class OP,
19.595s, 2035		1,708,964	2,129,286
IFB Ser. 05-83, Class QP,
16.754s, 2034		920,564	1,096,611
IFB Ser. 03-44, Class SI, IO,
7.754s, 2033		9,157,857	1,517,118
IFB Ser. 06-90, Class SE, IO,
7.554s, 2036		7,519,565	1,322,932
IFB Ser. 03-W6, Class 5S, IO,
7.354s, 2042		18,542,079	2,688,601

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 08-7, Class SA, IO,
7.304s, 2038	$19,046,729	$2,807,678
IFB Ser. 05-113, Class AI, IO,
6.984s, 2036	2,359,130	371,871
IFB Ser. 06-125, Class SM, IO,
6.954s, 2037	4,383,511	548,859
IFB Ser. 06-43, Class SU, IO,
6.954s, 2036	1,500,116	194,535
IFB Ser. 06-24, Class QS, IO,
6.954s, 2036	3,639,382	568,144
IFB Ser. 06-79, Class DI, IO,
6.904s, 2036	6,925,109	907,961
IFB Ser. 06-60, Class SI, IO,
6.904s, 2036	11,813,239	1,614,279
IFB Ser. 06-60, Class UI, IO,
6.904s, 2036	2,147,399	311,899
IFB Ser. 04-24, Class CS, IO,
6.904s, 2034	1,696,155	243,325
IFB Ser. 04-12, Class WS, IO,
6.904s, 2033	2,459,336	311,106
IFB Ser. 03-67, Class KS, IO,
6.854s, 2031	40,334,612	4,099,610
IFB Ser. 03-76, Class GS, IO,
6.854s, 2031	21,508,392	2,335,811
IFB Ser. 03-130, Class BS, IO,
6.804s, 2033	10,856,441	1,402,522
IFB Ser. 03-34, Class WS, IO,
6.754s, 2029	10,138,438	1,086,638
IFB Ser. 08-20, Class SA, IO,
6.744s, 2038	2,228,006	282,203
IFB Ser. 08-41, Class S, IO,
6.554s, 2036	10,853,651	1,185,087
IFB Ser. 05-42, Class SA, IO,
6.554s, 2035	4,638,833	534,774
IFB Ser. 05-48, Class SM, IO,
6.554s, 2034	4,143,361	488,502
IFB Ser. 07-54, Class CI, IO,
6.514s, 2037	5,060,232	695,129
IFB Ser. 08-34, Class SM, IO,
6.504s, 2038	9,735,027	1,079,308
IFB Ser. 07-28, Class SE, IO,
6.504s, 2037	856,538	116,187
IFB Ser. 07-22, Class S, IO,
6.504s, 2037	14,282,670	1,734,059
IFB Ser. 07-24, Class SD, IO,
6.504s, 2037	3,986,646	462,132
IFB Ser. 06-79, Class SI, IO,
6.504s, 2036	2,286,889	263,718
IFB Ser. 05-90, Class GS, IO,
6.504s, 2035	7,809,075	1,045,947
IFB Ser. 05-90, Class SP, IO,
6.504s, 2035	2,327,187	251,416
IFB Ser. 05-12, Class SC, IO,
6.504s, 2035	2,826,294	347,980
IFB Ser. 05-18, Class SK, IO,
6.504s, 2035	7,877,730	744,682
IFB Ser. 05-45, Class PL, IO,
6.504s, 2034	4,891,266	655,899
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	98,519	7,758
IFB Ser. 07-30, Class IE, IO,
6.494s, 2037	10,077,798	1,537,771
IFB Ser. 06-123, Class CI, IO,
6.494s, 2037	9,199,019	1,135,619
IFB Ser. 06-126, Class CS, IO,
6.454s, 2037	7,986,612	1,048,906
IFB Ser. 06-31, Class SX, IO,
6.454s, 2036	8,632,921	1,279,822

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-33, Class JS, IO,
6.454s, 2036	$2,999,653	$366,685
IFB Ser. 06-36, Class SP, IO,
6.454s, 2036	4,428,815	502,552
IFB Ser. 06-22, Class QM, IO,
6.454s, 2036	22,352,603	3,286,531
IFB Ser. 06-23, Class SP, IO,
6.454s, 2036	4,042,010	521,743
IFB Ser. 06-16, Class SM, IO,
6.454s, 2036	8,884,556	1,341,222
IFB Ser. 05-95, Class CI, IO,
6.454s, 2035	6,037,698	833,504
IFB Ser. 05-84, Class SG, IO,
6.454s, 2035	9,141,733	1,209,636
IFB Ser. 05-57, Class NI, IO,
6.454s, 2035	1,909,477	254,735
IFB Ser. 06-3, Class SB, IO,
6.454s, 2035	23,506,806	3,266,741
IFB Ser. 05-29, Class SX, IO,
6.454s, 2035	5,231,620	639,187
IFB Ser. 05-57, Class DI, IO,
6.454s, 2035	4,107,241	454,664
IFB Ser. 05-7, Class SC, IO,
6.454s, 2035	5,557,167	595,211
IFB Ser. 04-92, Class S, IO,
6.454s, 2034	13,545,249	1,569,353
IFB Ser. 06-104, Class EI, IO,
6.444s, 2036	5,399,093	692,508
IFB Ser. 05-83, Class QI, IO,
6.444s, 2035	1,677,519	286,445
IFB Ser. 06-128, Class GS, IO,
6.434s, 2037	5,542,090	744,757
IFB Ser. 05-73, Class SD, IO,
6.434s, 2035	6,305,074	1,077,468
IFB Ser. 06-114, Class IS, IO,
6.404s, 2036	3,789,312	485,854
IFB Ser. 06-51, Class SP, IO,
6.404s, 2036	2,569,818	341,734
IFB Ser. 04-92, Class SQ, IO,
6.404s, 2034	5,799,135	772,017
IFB Ser. 06-115, Class IE, IO,
6.394s, 2036	3,022,591	382,949
IFB Ser. 06-117, Class SA, IO,
6.394s, 2036	4,518,695	578,416
IFB Ser. 06-109, Class SG, IO,
6.384s, 2036	1,240,550	131,578
IFB Ser. 05-51, Class WS, IO,
6.384s, 2035	11,727,277	1,551,284
IFB Ser. 06-109, Class SH, IO,
6.374s, 2036	4,337,159	661,139
IFB Ser. 06-111, Class SA, IO,
6.374s, 2036	27,098,874	3,394,405
IFB Ser. 06-103, Class SB, IO,
6.354s, 2036	7,167,906	862,808
IFB Ser. 06-43, Class SD, IO,
6.354s, 2036	22,426,172	2,757,522
IFB Ser. 06-43, Class SI, IO,
6.354s, 2036	10,402,281	1,236,415
IFB Ser. 06-48, Class QB, IO,
6.354s, 2036	31,448,222	3,470,940
IFB Ser. 06-50, Class IP, IO,
6.354s, 2036	30,138,079	4,202,303
IFB Ser. 06-36, Class PS, IO,
6.354s, 2036	16,177,393	2,010,850
IFB Ser. 06-8, Class JH, IO,
6.354s, 2036	14,986,949	1,925,223

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 05-122, Class SG, IO,
6.354s, 2035	$4,507,090	$571,814
IFB Ser. 05-122, Class SW, IO,
6.354s, 2035	4,359,326	529,571
IFB Ser. 05-57, Class MS, IO,
6.354s, 2035	4,044,180	396,108
IFB Ser. 06-101, Class SA, IO,
6.334s, 2036	11,385,543	1,313,322
IFB Ser. 06-92, Class LI, IO,
6.334s, 2036	4,491,867	591,763
IFB Ser. 06-99, Class AS, IO,
6.334s, 2036	1,390,736	164,111
IFB Ser. 06-17, Class SI, IO,
6.334s, 2036	4,143,006	482,287
IFB Ser. 06-98, Class SQ, IO,
6.324s, 2036	10,284,991	1,200,978
IFB Ser. 06-60, Class YI, IO,
6.324s, 2036	7,811,500	1,151,962
IFB Ser. 06-98, Class SB, IO,
6.304s, 2036	20,388,009	2,198,879
IFB Ser. 06-86, Class SB, IO,
6.304s, 2036	2,628,505	356,530
IFB Ser. 07-76, Class SA, IO,
6.294s, 2037	37,599,256	4,036,280
IFB Ser. 07-91, Class SA, IO,
6.264s, 2037	45,372,627	4,740,078
IFB Ser. 07-15, Class NI, IO,
6.254s, 2022	8,565,612	905,841
IFB Ser. 07-109, Class XI, IO,
6.204s, 2037	3,605,516	570,717
IFB Ser. 06-79, Class SH, IO,
6.204s, 2036	7,997,841	1,174,760
IFB Ser. 07-30, Class LI, IO,
6.194s, 2037	7,948,603	917,825
IFB Ser. 07-89, Class SA, IO,
6.184s, 2037	11,274,082	1,270,589
IFB Ser. 07-48, Class SG, IO,
6.184s, 2037	37,239,461	4,239,713
IFB Ser. 07-54, Class IA, IO,
6.164s, 2037	4,423,811	559,156
IFB Ser. 07-54, Class IB, IO,
6.164s, 2037	4,423,811	559,156
IFB Ser. 07-54, Class IC, IO,
6.164s, 2037	4,423,811	559,156
IFB Ser. 07-54, Class ID, IO,
6.164s, 2037	4,423,811	559,156
IFB Ser. 07-54, Class IE, IO,
6.164s, 2037	4,423,811	559,156
IFB Ser. 07-54, Class IF, IO,
6.164s, 2037	7,006,916	804,814
IFB Ser. 07-54, Class UI, IO,
6.164s, 2037	6,501,429	851,297
IFB Ser. 07-15, Class CI, IO,
6.134s, 2037	16,692,070	1,919,421
IFB Ser. 06-115, Class JI, IO,
6.134s, 2036	11,780,811	1,368,930
IFB Ser. 08-12, Class SG, IO,
6.104s, 2038	54,980,059	5,334,784
IFB Ser. 09-43, Class SB, IO,
6.084s, 2039	7,185,811	1,024,316
IFB Ser. 06-123, Class LI, IO,
6.074s, 2037	8,289,195	924,245
IFB Ser. 07-81, Class IS, IO,
6.054s, 2037	6,235,916	681,523
IFB Ser. 08-11, Class SC, IO,
6.034s, 2038	8,834,902	1,029,443

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 09-71, Class XS, IO,
5.954s, 2036	$46,531,803	$4,565,933
IFB Ser. 07-39, Class AI, IO,
5.874s, 2037	7,714,999	792,485
IFB Ser. 07-32, Class SD, IO,
5.864s, 2037	5,167,342	569,013
IFB Ser. 09-84, Class SL, IO,
5.856s, 2037	20,757,017	1,952,457
IFB Ser. 07-30, Class UI, IO,
5.854s, 2037	4,337,284	466,327
IFB Ser. 07-32, Class SC, IO,
5.854s, 2037	7,379,674	880,919
IFB Ser. 07-32, Class SG, IO,
5.854s, 2037	28,550,543	3,110,039
IFB Ser. 07-1, Class CI, IO,
5.854s, 2037	4,818,817	591,640
IFB Ser. 04-46, Class PJ, IO,
5.754s, 2034	3,839,172	439,854
Ser. 06-W2, Class 1AS, IO,
5.707s, 2036	9,115,718	934,361
IFB Ser. 07-75, Class ID, IO,
5.624s, 2037	6,404,947	743,275
Ser. 383, Class 18, IO, 5 1/2s, 2038	3,001,008	425,481
Ser. 383, Class 19, IO, 5 1/2s, 2038	2,730,698	387,621
Ser. 383, Class 6, IO, 5 1/2s, 2037	2,320,346	346,961
Ser. 383, Class 7, IO, 5 1/2s, 2037	2,289,809	319,516
Ser. 383, Class 20, IO, 5 1/2s, 2037	1,730,305	258,201
Ser. 367, Class 2, IO, 5 1/2s, 2036	30,757,900	5,469,062
Ser. 364, Class 12, IO, 5 1/2s, 2035	34,729,055	5,376,450
Ser. 346, Class 2, IO, 5 1/2s, 2033	41,400,104	7,361,352
Ser. 338, Class 2, IO, 5 1/2s, 2033	90,086,604	16,229,665
Ser. 333, Class 2, IO, 5 1/2s, 2033	62,787,493	11,497,960
Ser. 07-W1, Class 1AS, IO,
5.457s, 2046	15,158,174	1,468,448
IFB Ser. 09-3, Class SE, IO,
5.254s, 2037	5,947,087	532,681
Ser. 385, Class 3, IO, 5s, 2038	200,881	28,608
Ser. 359, Class 7, IO, 5s, 2036	14,456,667	2,269,471
Ser. 360, Class 2, IO, 5s, 2035	35,057,754	6,321,264
Ser. 356, Class 5, IO, 5s, 2035	14,563,404	2,420,729
Ser. 09-86, Class UI, IO, 4s, 2014 F	35,497,000	3,274,414
Ser. 03-W10, Class 3, IO, 1.913s, 2043	843,804	44,755
Ser. 03-W17, Class 12, IO, 1.143s, 2033	15,318,329	429,832
Ser. 06-26, Class NB, 1s, 2036	1,010,841	940,650
Ser. 01-T1, Class 1, IO, 0.783s, 2040	819,034	9,600
Ser. 00-T6, IO, 0.777s, 2030	13,588,423	292,844
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	27,719,566	446,102
FRB Ser. 05-51, Class CF, 0.546s, 2035	45,996	46,011
Ser. 03-W10, Class 1A, IO, 0.515s, 2043	22,937,699	316,276
Ser. 02-T18, IO, 0.513s, 2042	40,584,107	548,421
Ser. 02-W8, Class 1, IO, 0.348s, 2042	20,635,311	226,442
Ser. 06-56, Class XF, zero %, 2036	315,293	262,981
Ser. 06-47, Class VO, PO, zero %, 2036	604,163	517,139
Ser. 06-37, Class ON, PO, zero %, 2036	942,829	859,114
Ser. 05-117, Class MO, PO, zero %, 2036	203,335	197,477
Ser. 05-110, Class KO, PO, zero %, 2035	252,695	224,850
Ser. 05-103, Class OA, PO, zero %, 2035	787,359	701,455
Ser. 05-63, PO, zero %, 2035	57,720	55,503
Ser. 05-50, Class LO, PO, zero %, 2035	143,049	132,493
Ser. 08-37, Class DO, PO, zero %, 2033	1,461,662	1,154,319
Ser. 06-59, Class QC, PO, zero %, 2033	626,709	602,301
Ser. 04-61, Class JO, PO, zero %, 2032	992,856	885,498
Ser. 326, Class 1, PO, zero %, 2032	805,284	707,972
Ser. 318, Class 1, PO, zero %, 2032	303,525	269,041
Ser. 314, Class 1, PO, zero %, 2031	1,453,082	1,303,548
Ser. 99-51, Class N, PO, zero %, 2029	285,134	222,481
FRB Ser. 06-14, Class DF, zero %, 2036	214,334	211,432

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

Fannie Mae
FRB Ser. 05-91, Class EF, zero %, 2035	$167,260	$163,193
FRB Ser. 06-54, Class CF, zero %, 2035	190,594	186,758
FRB Ser. 05-51, Class FV, zero %, 2035	420,626	401,486
FRB Ser. 05-77, Class HF, zero %, 2034	191,129	188,812
IFB Ser. 09-86, Class SA, IO, zero %, 2039 F	47,329,000	428,457
IFB Ser. 06-48, Class FG, zero %, 2036	436,000	407,375

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO,
7.854s, 2043	2,764,157	449,176
Ser. T-57, Class 1AX, IO, 0.44s, 2043	12,079,710	112,969

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.232s, 2020	21,793,377	645,302

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 7.744s, 2039	365,742	362,085

First Union Commercial Mortgage Trust
144A Ser. 99-C1, Class G, 5.35s, 2035	3,121,100	349,999

First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,224,960

Freddie Mac
IFB Ser. 3182, Class SP, 27.626s, 2032	1,588,328	2,067,097
IFB Ser. 3211, Class SI, IO, 26.642s, 2036	1,672,984	928,808
IFB Ser. 3408, Class EK, 24.814s, 2037	1,541,592	1,988,065
IFB Ser. 3077, Class ST, IO, 23.674s, 2035	21,005,489	10,758,749
IFB Ser. 2979, Class AS, 23.381s, 2034	941,494	1,187,202
IFB Ser. 3105, Class SI, IO, 18.993s, 2036	1,082,413	466,369
IFB Ser. 3489, Class SD, IO, 7.557s, 2032	4,585,531	608,113
IFB Ser. 2828, Class GI, IO, 7.257s, 2034	357,471	59,698
IFB Ser. 2684, Class SP, IO, 7.257s, 2033	31,651,000	5,569,782
IFB Ser. 3184, Class SP, IO, 7.107s, 2033	7,603,473	900,654
IFB Ser. 3110, Class SP, IO, 7.057s, 2035	7,546,432	1,198,600
IFB Ser. 3156, Class PS, IO, 7.007s, 2036	34,920,420	5,230,380
IFB Ser. 2869, Class JS, IO, 7.007s, 2034	654,338	56,779
IFB Ser. 3149, Class LS, IO, 6.957s, 2036	14,917,277	2,498,942
IFB Ser. 3119, Class PI, IO, 6.957s, 2036	10,854,262	1,801,373
IFB Ser. 2882, Class NS, IO, 6.957s, 2034	7,026,469	837,134
IFB Ser. 2882, Class LS, IO, 6.957s, 2034	3,553,913	492,956
IFB Ser. 3200, Class SB, IO, 6.907s, 2036	4,948,059	609,057
IFB Ser. 3149, Class SE, IO, 6.907s, 2036	4,266,247	651,797
IFB Ser. 2950, Class S, IO, 6.907s, 2034	23,014,957	3,108,630
IFB Ser. 2779, Class YS, IO, 6.907s, 2033	21,517,017	2,427,765
IFB Ser. 3203, Class SH, IO, 6.897s, 2036	4,474,664	681,250
IFB Ser. 3208, Class PS, IO, 6.857s, 2036	44,932,052	6,411,593
IFB Ser. 2835, Class AI, IO, 6.857s, 2034	413,693	59,410
IFB Ser. 2594, Class SE, IO, 6.807s, 2030	1,160,701	92,085
IFB Ser. 2828, Class TI, IO, 6.807s, 2030	2,762,267	313,712
IFB Ser. 3397, Class GS, IO, 6.757s, 2037	3,375,740	437,050
IFB Ser. 3287, Class SD, IO, 6.507s, 2037	4,158,953	556,555
IFB Ser. 3281, Class BI, IO, 6.507s, 2037	2,406,055	303,513
IFB Ser. 3281, Class CI, IO, 6.507s, 2037	3,442,441	423,307
IFB Ser. 3249, Class SI, IO, 6.507s, 2036	2,376,781	319,092
IFB Ser. 3028, Class ES, IO, 6.507s, 2035	9,312,406	1,325,370
IFB Ser. 3042, Class SP, IO, 6.507s, 2035	4,112,344	560,835
IFB Ser. 2990, Class TS, IO, 6.507s, 2035	4,632,623	459,314
IFB Ser. 2981, Class AS, IO, 6.477s, 2035	4,266,059	496,953
IFB Ser. 3287, Class SE, IO, 6.457s, 2037	10,839,473	1,439,699
IFB Ser. 3136, Class NS, IO, 6.457s, 2036	2,866,211	370,744
IFB Ser. 3122, Class DS, IO, 6.457s, 2036	4,541,775	672,837
IFB Ser. 3123, Class LI, IO, 6.457s, 2036	3,251,474	476,016
IFB Ser. 3108, Class SV, IO, 6.457s, 2036	45,476,395	5,682,276
IFB Ser. 3117, Class SC, IO, 6.457s, 2036	28,718,050	3,669,880
IFB Ser. 3139, Class SE, IO, 6.457s, 2036	43,749,609	4,941,081
IFB Ser. 3107, Class DC, IO, 6.457s, 2035	3,576,991	524,215
IFB Ser. 3001, Class IH, IO, 6.457s, 2035	10,084,460	1,294,441

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

Freddie Mac
IFB Ser. 2950, Class SM, IO, 6.457s, 2016	$1,774,347	$188,917
IFB Ser. 3256, Class S, IO, 6.447s, 2036	8,395,617	986,629
IFB Ser. 3031, Class BI, IO, 6.447s, 2035	3,527,850	602,686
IFB Ser. 3244, Class SB, IO, 6.417s, 2036	3,410,428	395,440
IFB Ser. 3249, Class SM, IO, 6.407s, 2036	8,097,183	1,011,500
IFB Ser. 3236, Class IS, IO, 6.407s, 2036	7,035,386	971,774
IFB Ser. 3240, Class SM, IO, 6.407s, 2036	8,074,097	964,565
IFB Ser. 3147, Class SD, IO, 6.407s, 2036	14,498,363	1,666,745
IFB Ser. 3398, Class SI, IO, 6.407s, 2036	11,865,089	1,365,553
IFB Ser. 3067, Class SI, IO, 6.407s, 2035	5,108,609	724,935
IFB Ser. 3033, Class SG, IO, 6.407s, 2035	3,064,114	366,073
IFB Ser. 3114, Class TS, IO, 6.407s, 2030	19,177,764	2,316,674
IFB Ser. 3128, Class JI, IO, 6.387s, 2036	1,376,690	163,964
IFB Ser. 3240, Class S, IO, 6.377s, 2036	13,179,796	1,546,122
IFB Ser. 3229, Class BI, IO, 6.377s, 2036	445,205	49,797
IFB Ser. 3065, Class DI, IO, 6.377s, 2035	2,425,826	321,652
IFB Ser. 3210, Class S, IO, 6.357s, 2036	1,177,728	120,458
IFB Ser. 3145, Class GI, IO, 6.357s, 2036	1,159,758	151,305
IFB Ser. 3114, Class IP, IO, 6.357s, 2036	14,131,422	1,613,526
IFB Ser. 3510, Class IB, IO, 6.357s, 2036	5,284,963	788,992
IFB Ser. 3218, Class AS, IO, 6.337s, 2036	4,275,422	522,016
IFB Ser. 3221, Class SI, IO, 6.337s, 2036	5,254,966	649,619
IFB Ser. 3424, Class XI, IO, 6.327s, 2036	9,157,638	1,165,794
IFB Ser. 3485, Class SI, IO, 6.307s, 2036	2,616,538	352,265
IFB Ser. 3346, Class SC, IO, 6.307s, 2033	13,038,802	1,609,119
IFB Ser. 3346, Class SB, IO, 6.307s, 2033	43,622,416	5,363,376
IFB Ser. 3201, Class SG, IO, 6.257s, 2036	7,201,548	833,363
IFB Ser. 3203, Class SE, IO, 6.257s, 2036	6,164,906	681,099
IFB Ser. 3238, Class LI, IO, 6.247s, 2036	4,304,289	485,093
IFB Ser. 3171, Class PS, IO, 6.242s, 2036	5,533,999	650,205
IFB Ser. 3171, Class ST, IO, 6.242s, 2036	5,816,285	683,413
IFB Ser. 3449, Class SL, IO, 6.237s, 2037	19,351,029	2,108,960
IFB Ser. 3152, Class SY, IO, 6.237s, 2036	10,968,446	1,409,884
IFB Ser. 3510, Class DI, IO, 6.237s, 2035	9,197,817	1,114,683
IFB Ser. 3181, Class PS, IO, 6.227s, 2036	3,759,189	501,513
IFB Ser. 3361, Class SI, IO, 6.207s, 2037	21,190,676	2,393,056
IFB Ser. 3284, Class BI, IO, 6.207s, 2037	4,001,599	483,539
IFB Ser. 3199, Class S, IO, 6.207s, 2036	8,630,732	1,001,510
IFB Ser. 3200, Class PI, IO, 6.207s, 2036	34,291,150	4,154,030
IFB Ser. 3284, Class LI, IO, 6.197s, 2037	10,290,752	1,172,117
IFB Ser. 3281, Class AI, IO, 6.187s, 2037	10,494,993	1,236,835
IFB Ser. 3261, Class SA, IO, 6.187s, 2037	3,415,507	394,559
IFB Ser. 3311, Class IA, IO, 6.167s, 2037	6,747,748	783,953
IFB Ser. 3311, Class IB, IO, 6.167s, 2037	6,747,748	783,953
IFB Ser. 3311, Class IC, IO, 6.167s, 2037	6,747,748	783,953
IFB Ser. 3311, Class ID, IO, 6.167s, 2037	6,747,748	783,953
IFB Ser. 3311, Class IE, IO, 6.167s, 2037	10,254,832	1,191,406
IFB Ser. 3311, Class PI, IO, 6.167s, 2037	6,366,728	734,366
IFB Ser. 3265, Class SC, IO, 6.167s, 2037	2,538,741	280,861
IFB Ser. 3382, Class SI, IO, 6.157s, 2037	13,908,457	1,550,932
IFB Ser. 3240, Class GS, IO, 6.137s, 2036	8,536,748	952,189
IFB Ser. 3331, Class SP, IO, 6.107s, 2037	39,380,734	4,592,187
IFB Ser. 3257, Class SI, IO, 6.077s, 2036	3,532,360	415,739
IFB Ser. 3225, Class EY, IO, 6.047s, 2036	34,373,522	3,435,977
IFB Ser. 3225, Class JY, IO, 6.047s, 2036	15,352,832	1,661,790
IFB Ser. 3502, Class DS, IO, 5.907s, 2039	3,036,257	226,321
IFB Ser. 2967, Class SA, IO, 5.907s, 2035	5,017,562	538,562
IFB Ser. 3339, Class TI, IO, 5.897s, 2037	9,613,429	1,021,138
IFB Ser. 3284, Class CI, IO, 5.877s, 2037	17,881,733	1,905,120
IFB Ser. 3309, Class SG, IO, 5.827s, 2037	10,861,649	1,130,698
IFB Ser. 2965, Class SA, IO, 5.807s, 2032	4,486,901	460,042
IFB Ser. 3397, Class SQ, IO, 5.727s, 2037	13,426,689	1,341,192
IFB Ser. 3424, Class UI, IO, 5.517s, 2037	6,386,634	654,350
FRB Ser. 3069, Class DF, 0.761s, 2035	33,409	33,413
FRB Ser. 3069, Class FO, 0.643s, 2035	320,915	319,565
FRB Ser. 3006, Class FA, 0.643s, 2034	519,701	515,169
FRB Ser. 3232, Class FG, 0.543s, 2036	440,866	438,168

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

Freddie Mac
Ser. 3331, Class GO, PO, zero %, 2037	$400,420	$368,364
Ser. 3374, Class DO, PO, zero %, 2037	198,584	178,558
Ser. 3324, PO, zero %, 2037	87,804	85,929
Ser. 3369, PO, zero %, 2037	83,844	81,504
Ser. 3292, Class DO, PO, zero %, 2037	389,219	343,807
Ser. 242, PO, zero %, 2036	12,871,397	11,564,178
Ser. 3314, PO, zero %, 2036	1,116,593	992,942
Ser. 3226, Class YI, IO, zero %, 2036	5,320,070	16,748
Ser. 3337, Class OA, PO, zero %, 2036	3,787	3,785
Ser. 3176, Class YO, PO, zero %, 2036	499,549	490,602
Ser. 3141, Class DO, PO, zero %, 2036	363,776	334,447
Ser. 3142, PO, zero %, 2036	128,532	125,404
Ser. 3124, Class DO, PO, zero %, 2036	187,825	173,939
Ser. 3097, Class OC, PO, zero %, 2036	99,928	90,718
Ser. 3106, PO, zero %, 2036	192,928	191,082
Ser. 3084, Class ON, PO, zero %, 2035	168,041	158,866
Ser. 3090, Class KO, PO, zero %, 2035	78,664	74,191
Ser. 3078, PO, zero %, 2035	1,917,053	1,736,585
Ser. 3084, PO, zero %, 2035	95,446	94,821
Ser. 2989, Class WO, PO, zero %, 2035	162,660	152,113
Ser. 2971, Class KO, PO, zero %, 2035	490,849	449,622
Ser. 2975, Class QO, PO, zero %, 2035	35,761	32,678
Ser. 2980, PO, zero %, 2035	79,074	75,871
Ser. 2981, Class CO, PO, zero %, 2035	324,233	293,673
Ser. 2962, Class BO, PO, zero %, 2035	17,488	15,907
Ser. 2947, Class AO, PO, zero %, 2035	60,402	51,229
Ser. 2951, Class JO, PO, zero %, 2035	155,944	143,987
Ser. 2985, Class CO, PO, zero %, 2035	237,124	202,313
Ser. 3145, Class KO, PO, zero %, 2034	95,825	86,028
Ser. 2858, Class MO, PO, zero %, 2034	170,683	164,428
Ser. 2692, Class TO, PO, zero %, 2033	178,491	144,422
Ser. 201, PO, zero %, 2029	893,237	775,460
Ser. 1208, Class F, PO, zero %, 2022	273,726	256,694
FRB Ser. 3343, Class QF, zero %, 2037	278,421	257,676
FRB Ser. 3345, Class TY, zero %, 2037	630,099	493,782
FRB Ser. 3338, Class WA, zero %, 2037	19,796	19,582
FRB Ser. 3299, Class FD, zero %, 2037	834,156	815,310
FRB Ser. 3304, Class UF, zero %, 2037	404,765	393,180
FRB Ser. 3289, Class SF, zero %, 2037	1,237,262	1,237,633
FRB Ser. 3326, Class XF, zero %, 2037	257,073	251,549
FRB Ser. 3273, Class HF, zero %, 2037	90,714	87,697
FRB Ser. 3235, Class TP, zero %, 2036	102,528	99,424
FRB Ser. 3283, Class KF, zero %, 2036	104,532	99,338
FRB Ser. 3226, Class YW, zero %, 2036	473,151	458,511
FRB Ser. 3332, Class UA, zero %, 2036	148,932	143,863
FRB Ser. 3168, Class AT, zero %, 2036	107,931	107,828
FRB Ser. 3171, Class BU, zero %, 2036	25,341	25,056
FRB Ser. 3251, Class TC, zero %, 2036	1,703,136	1,673,672
FRB Ser. 3140, Class KF, zero %, 2036	209,609	206,557
FRB Ser. 3130, Class JF, zero %, 2036	483,817	479,816
FRB Ser. 3067, Class SF, zero %, 2035	986,645	910,027
FRB Ser. 3072, Class TJ, zero %, 2035	278,677	236,781
FRB Ser. 3047, Class BD, zero %, 2035	590,508	552,144
FRB Ser. 3052, Class TJ, zero %, 2035	137,411	117,916
FRB Ser. 3326, Class WF, zero %, 2035	641,968	614,011
FRB Ser. 3030, Class EF, zero %, 2035	309,642	285,740
FRB Ser. 3033, Class YF, zero %, 2035	611,069	595,215
FRB Ser. 3251, Class TP, zero %, 2035	517,330	473,122
FRB Ser. 3263, Class AE, zero %, 2035	736,110	734,677
FRB Ser. 3273, Class TJ, zero %, 2035	318,727	304,648
FRB Ser. 3412, Class UF, zero %, 2035	1,133,481	1,063,736
FRB Ser. 3007, Class LU, zero %, 2035	48,364	45,675
FRB Ser. 2980, Class TY, zero %, 2035	63,972	62,304
FRB Ser. 2958, Class TP, zero %, 2035	145,816	137,932
FRB Ser. 2963, Class TW, zero %, 2035	410,502	391,426
FRB Ser. 2958, Class FB, zero %, 2035	237,433	223,319
FRB Ser. 3112, Class XM, zero %, 2034	42,743	42,450

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

Freddie Mac
FRB Ser. 3137, Class TF, zero %, 2034	$78,067	$77,309
FRB Ser. 2947, Class GF, zero %, 2034	461,395	441,358
FRB Ser. 3006, Class TE, zero %, 2034	192,787	191,302

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.789s, 2033	1,354,000	1,181,662
Ser. 00-1, Class G, 6.131s, 2033	4,588,975	1,279,511

GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	3,526,310	2,715,258

Government National Mortgage Association
IFB Ser. 07-41, Class SA, 38.723s, 2037	384,484	550,912
IFB Ser. 07-35, Class KS, 26.387s, 2037	5,981,811	7,551,851
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	2,558,570	459,654
IFB Ser. 08-47, Class S, IO, 7.459s, 2038	8,471,665	1,084,365
IFB Ser. 08-42, Class AI, IO, 7.449s, 2038	30,296,404	4,750,476
IFB Ser. 05-68, Class PU, IO, 7.054s, 2032	4,433,960	615,532
IFB Ser. 04-59, Class SH, IO, 7.009s, 2034	1,959,461	285,993
IFB Ser. 04-59, Class SC, IO, 6.959s, 2034	2,769,279	396,641
IFB Ser. 04-26, Class IS, IO, 6.959s, 2034	3,976,345	330,629
IFB Ser. 05-68, Class SN, IO, 6.958s, 2034	11,737,287	1,298,613
IFB Ser. 04-27, Class S, IO, 6.954s, 2032	11,592,833	889,750
IFB Ser. 07-47, Class SA, IO, 6.859s, 2036	5,814,707	724,225
IFB Ser. 04-47, Class SY, IO, 6.819s, 2034	6,145,176	731,030
IFB Ser. 04-96, Class KS, IO, 6.754s, 2034	5,479,554	767,138
IFB Ser. 06-16, Class GS, IO, 6.744s, 2036	6,774,083	758,833
IFB Ser. 04-5, Class PS, IO, 6.704s, 2033	7,229,000	1,166,761
IFB Ser. 07-35, Class NY, IO, 6.659s, 2035	6,918,229	710,224
IFB Ser. 04-70, Class SP, IO, 6.654s, 2034	6,206,611	822,376
IFB Ser. 04-70, Class SH, IO, 6.604s, 2034	15,902,579	2,184,219
IFB Ser. 07-22, Class S, IO, 6.554s, 2037	3,950,458	455,567
IFB Ser. 07-11, Class SA, IO, 6.554s, 2037	13,647,815	1,353,181
IFB Ser. 07-14, Class SB, IO, 6.554s, 2037	31,316,160	3,133,808
IFB Ser. 07-8, Class SH, IO, 6.554s, 2037	25,831,014	3,319,285
IFB Ser. 05-84, Class AS, IO, 6.554s, 2035	10,032,074	1,188,958
IFB Ser. 05-18, Class S, IO, 6.554s, 2035	8,811,254	1,158,504
IFB Ser. 05-77, Class CS, IO, 6.554s, 2032	5,596,041	502,769
IFB Ser. 04-106, Class SI, IO, 6.509s, 2034	3,128,184	481,459
IFB Ser. 07-51, Class SJ, IO, 6.504s, 2037	4,766,398	490,367
IFB Ser. 04-104, Class IS, IO, 6.504s, 2034	8,005,987	933,978
IFB Ser. 04-86, Class SW, IO, 6.504s, 2034	10,658,913	1,168,643
IFB Ser. 07-57, Class SI, IO, 6.494s, 2037	7,281,783	969,387
IFB Ser. 07-53, Class SY, IO, 6.489s, 2037	10,427,728	1,075,412
IFB Ser. 04-17, Class QN, IO, 6.459s, 2034	2,593,219	311,932
IFB Ser. 07-58, Class PS, IO, 6.454s, 2037	3,110,430	282,595
IFB Ser. 07-41, Class SM, IO, 6.454s, 2037	2,616,877	309,054
IFB Ser. 07-41, Class SN, IO, 6.454s, 2037	2,668,066	315,098
IFB Ser. 06-25, Class SI, IO, 6.454s, 2036	16,454,908	1,912,883
IFB Ser. 04-88, Class S, IO, 6.454s, 2032	5,154,189	323,983
IFB Ser. 07-37, Class SU, IO, 6.449s, 2037	10,798,072	1,405,585
IFB Ser. 07-37, Class YS, IO, 6.429s, 2037	7,322,043	842,694
IFB Ser. 07-59, Class PS, IO, 6.424s, 2037	3,612,111	295,258
IFB Ser. 07-59, Class SP, IO, 6.424s, 2037	451,067	37,565
IFB Ser. 07-48, Class SB, IO, 6.409s, 2037	14,515,182	1,202,583
IFB Ser. 06-29, Class SN, IO, 6.404s, 2036	6,345,403	636,317
IFB Ser. 06-36, Class SN, IO, 6.364s, 2036	31,581,028	2,930,404
IFB Ser. 08-6, Class TI, IO, 6.359s, 2032	10,465,446	742,629
IFB Ser. 03-110, Class SP, IO, 6.359s, 2030	18,212,205	1,621,797
IFB Ser. 07-45, Class QB, IO, 6.354s, 2037	8,539,902	760,585
IFB Ser. 04-22, Class SE, IO, 6.354s, 2034	6,642,611	650,976
IFB Ser. 07-17, Class AI, IO, 6.309s, 2037	16,004,085	2,264,898
IFB Ser. 07-78, Class SA, IO, 6.289s, 2037	25,286,134	2,622,728
IFB Ser. 08-2, Class SM, IO, 6.259s, 2038	15,401,133	1,551,125
IFB Ser. 07-9, Class AI, IO, 6.259s, 2037	7,258,243	760,591
IFB Ser. 08-34, Class SH, IO, 6.254s, 2037	8,177,241	854,459
IFB Ser. 06-26, Class S, IO, 6.254s, 2036	32,130,230	3,292,320
IFB Ser. 08-9, Class SK, IO, 6.234s, 2038	12,570,726	1,244,753

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 07-37, Class SM, IO, 6.229s, 2037	$6,196,027	$669,703
IFB Ser. 09-35, Class SP, IO, 6.159s, 2037	15,286,718	1,768,826
IFB Ser. 05-92, Class S, IO, 6.154s, 2032	20,653,359	1,753,677
IFB Ser. 05-71, Class SA, IO, 6.119s, 2035	11,739,900	1,377,337
IFB Ser. 05-65, Class SI, IO, 6.104s, 2035	6,217,995	649,470
IFB Ser. 06-7, Class SB, IO, 6.074s, 2036	1,063,933	98,803
IFB Ser. 08-15, Class PI, IO, 6.054s, 2035	2,856,433	275,695
IFB Ser. 06-16, Class SX, IO, 6.044s, 2036	10,979,215	1,071,571
IFB Ser. 07-17, Class IB, IO, 6.004s, 2037	3,467,894	461,299
IFB Ser. 06-14, Class S, IO, 6.004s, 2036	4,821,315	459,843
IFB Ser. 05-57, Class PS, IO, 6.004s, 2035	7,171,018	736,600
IFB Ser. 06-11, Class ST, IO, 5.994s, 2036	2,945,225	277,175
IFB Ser. 07-25, Class KS, IO, 5.959s, 2037	7,912,028	728,619
IFB Ser. 07-21, Class S, IO, 5.959s, 2037	235,415	21,643
IFB Ser. 07-19, Class SJ, IO, 5.954s, 2037	20,518,140	1,687,207
IFB Ser. 07-7, Class EI, IO, 5.954s, 2037	24,676,869	1,990,683
IFB Ser. 07-7, Class JI, IO, 5.954s, 2037	9,224,694	963,704
IFB Ser. 07-1, Class S, IO, 5.954s, 2037	27,679,643	2,236,515
IFB Ser. 07-3, Class SA, IO, 5.954s, 2037	26,253,340	2,131,246
IFB Ser. 07-17, Class SI, IO, 5.947s, 2037	10,348,519	1,115,260
IFB Ser. 07-31, Class AI, IO, 5.939s, 2037	5,033,459	667,643
IFB Ser. 05-17, Class S, IO, 5.934s, 2035	6,144,221	689,382
IFB Ser. 07-62, Class S, IO, 5.909s, 2037	6,704,737	630,245
IFB Ser. 07-43, Class SC, IO, 5.859s, 2037	5,589,839	552,690
IFB Ser. 06-16, Class SJ, IO, 5.854s, 2036	15,111,417	1,361,388
IFB Ser. 05-27, Class SP, IO, 5.854s, 2035	12,683,493	1,342,167
IFB Ser. 05-3, Class SN, IO, 5.854s, 2035	16,218,044	1,722,843
IFB Ser. 04-87, Class SD, IO, 5.854s, 2034	13,159,839	1,467,059
IFB Ser. 09-66, IO, 5.849s, 2039	50,994,478	4,933,874
IFB Ser. 04-83, Class CS, IO, 5.834s, 2034	18,973,947	2,057,535
IFB Ser. 07-28, Class SB, IO, 5.804s, 2037	5,845,369	617,680
IFB Ser. 04-89, Class HS, IO, 5.754s, 2034	40,125,567	4,209,573
IFB Ser. 04-41, Class SG, IO, 5.754s, 2034	13,578,177	731,224
Ser. 08-30, PO, zero %, 2038	387,755	386,367
Ser. 07-73, Class MO, PO, zero %, 2037	157,144	139,833
Ser. 07-36, Class YO, PO, zero %, 2037	914,448	782,566
Ser. 07-48, Class MO, PO, zero %, 2037	780,957	681,713
Ser. 06-36, Class MO, PO, zero %, 2036	99,393	99,262
Ser. 06-36, Class OD, PO, zero %, 2036	179,135	150,482
Ser. 07-18, PO, zero %, 2035	1,031,546	928,123
Ser. 07-18, Class CO, PO, zero %, 2035	1,445,144	1,309,892
Ser. 06-64, PO, zero %, 2034	198,982	174,699
Ser. 99-31, Class MP, PO, zero %, 2029	25,632	21,623
FRB Ser. 07-73, Class KI, IO, zero %, 2037	1,573,934	24,901
FRB Ser. 07-73, Class KM, zero %, 2037	157,643	150,026
FRB Ser. 07-49, Class CF, zero %, 2037	54,613	54,447
FRB Ser. 07-35, Class VF, zero %, 2037	641,310	615,722
FRB Ser. 07-16, Class WF, zero %, 2037	1,603,417	1,584,720
FRB Ser. 06-56, Class YF, zero %, 2036	170,689	170,081
FRB Ser. 98-2, Class EA, PO, zero %, 2028	248,788	203,587

Greenwich Capital Commercial Funding Corp.
FRB Ser. 06-GG7, Class A2, 6.032s, 2038	7,440,000	7,543,519
Ser. 05-GG5, Class A2, 5.117s, 2037	8,219,000	8,198,914

GS Mortgage Securities Corp. II FRB
Ser. 07-GG10, Class A3, 5.999s, 2045	1,506,000	1,454,429

GS Mortgage Securities Corp. II 144A
Ser. 05-GG4, Class XC, IO, 0.296s, 2039	505,006,028	8,272,345

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.946s, 2035	40,136,508	4,364,845
Ser. 06-RP2, Class 1AS1, IO, 5.69s, 2036	110,757,188	11,352,612
Ser. 01-2, IO, 0.21s, 2032	1,046,815	5,199

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (In default) †	409,597	7,373

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.051s, 2037	15,260,162	9,003,496

Impac CMB Trust FRB Ser. 05-4,
Class 1A1A, 0.516s, 2035	17,748,620	11,447,860

MORTGAGE-BACKED	Principal
SECURITIES (51.1%)* cont.	amount	Value

IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 0.356s, 2037 F	$8,259,869	$4,171,234

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
5.957s, 2036	3,797,158	2,164,934
FRB Ser. 07-AR15, Class 1A1,
5.939s, 2037	6,537,906	3,661,227
FRB Ser. 07-AR9, Class 2A1,
5.89s, 2037	6,781,202	3,594,037
FRB Ser. 07-AR7, Class 2A1,
5.518s, 2037	7,191,755	3,793,651
FRB Ser. 05-AR31, Class 3A1,
5.512s, 2036	12,236,255	7,097,028
FRB Ser. 07-AR11, Class 1A1,
5.126s, 2037	4,996,273	2,648,024

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.93s, 2036	4,715,328	2,923,503
FRB Ser. 06-A6, Class 1A1, 0.406s, 2036	5,523,766	2,638,676

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.26s, 2051	1,121,000	770,635
FRB Ser. 07-LD12, Class A3, 6.188s, 2051	8,677,000	8,098,714
FRB Ser. 07-LD11, Class A3, 6.006s, 2049	1,878,000	1,786,127
Ser. 07-CB20, Class A3, 5.863s, 2051	3,771,000	3,607,749
Ser. 07-LD12, Class A2, 5.827s, 2051	22,111,000	22,172,073
Ser. 07-CB20, Class A4, 5.794s, 2051	7,011,000	6,078,261
Ser. 06-CB17, Class A4, 5.429s, 2043	6,485,000	6,085,953
Ser. 06-LDP9, Class A3, 5.336s, 2047	17,497,000	14,992,689
Ser. 08-C2, Class X, IO, 0.643s, 2051	260,780,199	3,488,900

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.112s, 2051	279,679,080	2,248,424

LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,093,958
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	2,721,950

LB-UBS Commercial
Mortgage Trust
Ser. 07-C2, Class A3, 5.43s, 2040	18,881,000	15,321,291
Ser. 07-C1, Class A4, 5.424s, 2040	24,620,000	20,647,034
Ser. 07-C2, Class A2, 5.303s, 2040	13,360,000	13,319,569

Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	4,511,500	360,920
Ser. 04-1A, Class K, 5.45s, 2040	1,653,000	115,710
Ser. 04-1A, Class L, 5.45s, 2040	752,500	45,150

MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	3,682,444	2,490,253

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	200,361,459	2,250,841

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.259s, 2035	752,633	593,669
Ser. 96-C2, Class JS, IO, 2.261s, 2028	5,788,498	202,597

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050	1,006,000	872,194
FRB Ser. 07-C1, Class A2, 5.918s, 2050	6,757,000	6,767,133

Merrill Lynch/Countrywide
Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 6.119s, 2049	1,229,000	1,193,359
Ser. 07-7, Class A2, 5.693s, 2050	5,171,000	5,142,099
Ser. 06-3, Class A4, 5.414s, 2046	4,497,000	4,224,176
Ser. 06-4, Class A2, 5.112s, 2049	5,897,000	5,863,223

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, 4.85s, 2017	11,040,341	662,420

Mezz Cap Commercial Mortgage Trust
144A Ser. 04-C1, Class X, IO, 8.006s, 2037	7,655,418	765,542

MORTGAGE-BACKED		Principal
SECURITIES (51.1%)* cont.		amount	Value

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043		$2,439,000	$2,373,976
FRB Ser. 07-IQ15, Class A2, 6.036s, 2049		10,750,000	10,809,609
Ser. 07-HQ13, Class A2, 5.649s, 2044		10,291,000	10,187,903
Ser. 07-IQ13, Class A3, 5.331s, 2044		14,693,000	13,197,899

Morgan Stanley Capital I 144A FRB
Ser. 04-RR, Class F7, 6s, 2039		13,869,752	970,883

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A1,
6.343s, 2037		18,161,580	8,808,366
FRB Ser. 07-14AR, Class 6A1,
6.233s, 2037		12,558,202	7,409,339
Ser. 06-6AR, Class 2A, 5.411s, 2036		24,726,252	15,083,014
Ser. 05-5AR, Class 2A1, 3.991s, 2035		6,079,432	3,526,070

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.183s, 2030		2,378,284	1,688,582
Ser. 97-MC2, Class X, IO, 1.988s, 2012		17,011	430

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		880,000	545,600

Residential Asset Securitization
Trust Ser. 07-A5, Class 2A3, 6s, 2037		11,998,655	7,559,153

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		1,339,000	736,450
Ser. 03-1A, Class N, 5s, 2018		1,590,000	810,900
Ser. 04-1A, Class M, 5s, 2018		1,438,000	704,620
Ser. 04-1A, Class N, 5s, 2018		1,371,000	562,110

Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037		2,605,143	1,507,523
FRB Ser. 06-9, Class 1A1, 5.653s, 2036		4,302,602	2,278,651
FRB Ser. 06-12, Class 1A1, 0.406s, 2037		33,640,522	18,502,287

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.004s, 2037		17,438,293	1,874,616
Ser. 05-RF7, Class A, IO, 5.65s, 2035		23,474,764	2,435,507
Ser. 07-4, Class 1A4, IO, 1s, 2037		18,287,909	544,614

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.951s, 2035		22,888,994	2,431,956
Ser. 06-RF1, IO, 5.778s, 2036		681,570	70,713
Ser. 05-RF3, Class 1A, IO, 5.717s, 2035		20,119,953	2,087,445
Ser. 07-RF1, Class 1A, IO, 5.371s, 2037		19,064,530	1,834,961

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s,
2014 (United Kingdom)	GBP	1,094,530	1,161,440
FRB Ser. 05-CT1A, Class D, 7.095s,
2014 (United Kingdom)	GBP	2,491,896	1,296,191

Ursus EPC 144A
FRB Ser. 1-A, Class D, 6.938s, 2012
(Ireland) F	GBP	1,474,166	471,964
Ser. 1-A, Class X1, IO, 4.925s, 2012
(Ireland) F	GBP	5,000	479

Wachovia Bank Commercial
Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051		$22,517,000	21,679,395
Ser. 07-C31, Class A3, 5.483s, 2047		2,576,000	2,394,120
Ser. 07-C31, Class A2, 5.421s, 2047		14,775,000	14,473,708
Ser. 07-C34, IO, 0.52s, 2046		75,895,493	1,094,772

Wachovia Bank Commercial Mortgage
Trust 144A FRB Ser. 05-WL5A,
Class L, 3.543s, 2018		3,292,000	987,600

Wells Fargo Alternative Loan Trust
FRB Ser. 07-PA6, Class A1, 6.558s, 2037		29,816,218	16,934,680

Total mortgage-backed securities
(cost $1,195,087,470)			$1,282,781,712

CORPORATE BONDS		Principal
AND NOTES (21.0%)*		amount	Value

Basic materials (1.4%)
Beverage Packaging Holdings
Luxembourg II SA company
guaranty sr. notes Ser. REGS, 8s,
2016 (Luxembourg)	EUR	939,000	$1,388,822

Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.69s, 2012		$1,195,000	1,033,675

Clondalkin Acquisition BV 144A
company guaranty sr. notes FRN
2.299s, 2013 (Netherlands)		1,290,000	1,051,350

Cognis GmbH sr. sec. notes FRN
Ser. REGS, 2.773s, 2013 (Netherlands)	EUR	932,000	1,189,673

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014		$651,000	720,168

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		4,647,000	4,937,438

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		1,114,000	1,183,625

Georgia-Pacific Corp. notes 8 1/8s, 2011		230,000	238,625

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011		212,000	225,780

Grief, Inc. 144A sr. notes 7 3/4s, 2019		360,000	370,800

Hanson PLC, Ltd. company
guaranty sr. unsec. unsub. notes
7 7/8s, 2010 (United Kingdom)		1,260,000	1,296,225

Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company
guaranty 9 3/4s, 2014		339,000	291,540

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		491,000	572,015

Lecta S.A. company guaranty sr. sec.
notes FRN Ser. REGS, 3.498s,
2014 (Luxembourg)	EUR	1,037,000	1,224,995

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		$951,000	1,014,447

Nalco Co. 144A sr. notes 8 1/4s, 2017		631,000	662,550

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡		404,726	74,874

Novelis, Inc. company
guaranty 7 1/4s, 2015		701,000	606,365

Novelis, Inc. 144A sr. unsec.
notes 11 1/2s, 2015		450,000	454,500

PE Paper Escrow GmbH sr. notes
Ser. REGS, 11 3/4s, 2014 (Austria)	EUR	352,000	546,175

PE Paper Escrow GmbH 144A
sr. notes 12s, 2014 (Austria)		$320,000	345,600

Rhodia SA sr. unsec. FRN Ser. REGS,
3.746s, 2013 (France)	EUR	1,890,000	2,459,808

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	465,000	680,946

SGL Carbon SE company
guaranty sr. sub. notes FRN
Ser. EMTN, 2.123s, 2015 (Germany)	EUR	1,050,000	1,353,106

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$1,385,000	1,218,800

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		572,000	547,690

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016		1,251,000	1,257,255

Teck Resources, Ltd.
sr. notes 10 3/4s, 2019 (Canada)		1,092,000	1,269,450

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Basic materials cont.
Teck Resources, Ltd.
sr. notes 10 1/4s, 2016 (Canada)		$1,477,000	$1,669,010

Teck Resources, Ltd.
sr. notes 9 3/4s, 2014 (Canada)		2,098,000	2,307,800

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty sr. sub.
notes Ser. B, 9 1/8s, 2014		570,000	421,800

Verso Paper Holdings, LLC/Verso Paper, Inc.
144A sr. sec. notes 11 1/2s, 2014		1,052,000	1,078,300

Weyerhaeuser Co. sr. unsec.
notes 7 3/8s, 2019		690,000	685,962

			34,379,169
Capital goods (0.9%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		394,000	380,210

Ardagh Glass Finance B.V. company
guaranty sr. notes Ser. REGS,
8 7/8s, 2013 (Netherlands)	EUR	723,000	1,085,230

Ball Corp. company
guaranty sr. unsec. notes 7 3/8s, 2019		$147,000	149,205

Ball Corp. company
guaranty sr. unsec. notes 7 1/8s, 2016		218,000	222,360

BBC Holding Corp. sr. notes 8 7/8s, 2014		1,930,000	1,838,325

Belden CDT, Inc. 144A company
guaranty sr. sub. notes 9 1/4s, 2019		500,000	520,000

Berry Plastics Holding Corp. company
guaranty sr. unsec.
sub. notes 10 1/4s, 2016		370,000	314,500

Bombardier, Inc. 144A sr. unsec.
notes FRN 3.998s, 2013 (Canada)	EUR	506,000	702,574

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$2,057,000	2,077,570

General Cable Corp. company
guaranty sr. unsec. notes FRN
2.972s, 2015		495,000	434,363

Graham Packaging Co., Inc. company
guaranty sr. unsec. notes 8 1/2s, 2012		597,000	602,970

Impress Holdings BV company guaranty
sr. sec. bond FRB Ser. REGS, 4.121s,
2013 (Netherlands)	EUR	816,000	1,123,253

L-3 Communications Corp. company
guaranty sr. unsec.
sub. notes 6 1/8s, 2014		$3,102,000	3,125,265

Legrand SA unsec.
unsub. debs. 8 1/2s, 2025 (France)		2,734,000	2,556,706

RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		1,887,000	1,830,390

Rexam PLC jr. sub. FRN 6 3/4s, 2067
(United Kingdom)	EUR	235,000	306,520

Ryerson Tull, Inc. company
guaranty sr. sec. notes 12 1/4s, 2015		$2,012,000	1,911,400

Spirit Aerosystems Inc. 144A company
guaranty sr. notes 7 1/2s, 2017		340,000	338,300

TD Funding Corp. company
guaranty 7 3/4s, 2014		1,882,000	1,867,885

TD Funding Corp. 144A
sr. sub. notes 7 3/4s, 2014 ∆		585,000	568,181

Titan International, Inc. company
guaranty 8s, 2012		569,000	550,508

			22,505,715

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Communication services (2.3%)
American Tower Corp. sr. unsec.
notes 7s, 2017		$1,600,000	$1,640,000

Cablecom SCA sr. notes Ser. REGS, 8s,
2016 (Netherlands)	EUR	469,000	652,463

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012		$416,000	433,680

CCH I Holdings, LLC company
guaranty sr. unsec.
unsub. notes 12 1/8s,
2015 (In default) †		246,000	2,460

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †		306,000	344,250

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †		2,677,000	2,998,240

Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		790,000	813,700

Centennial Communications Corp.
sr. unsec. notes FRN 6.347s, 2013		240,000	234,000

Cincinnati Bell, Inc. company
guaranty 7s, 2015		1,294,000	1,255,180

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		1,765,000	1,791,475

Cricket Communications, Inc. company
guaranty sr. unsec.
unsub. notes 10s, 2015 ###		2,065,000	2,121,788

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		2,830,000	2,914,900

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014		358,000	375,900

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		1,095,000	1,018,350

Frontier Communications Corp.
sr. unsec. notes 8 1/8s, 2018		2,171,000	2,198,138

Global Crossing UK Finance PLC
company guaranty 11 3/4s, 2014
(United Kingdom)	GBP	950,000	1,505,270

Global Crossing, Ltd. 144A sr. sec.
notes 12s, 2015 (United Kingdom)		$150,000	157,500

iesy Hessen GmbH & Co. company
guaranty FRN Ser. REGS, 3.778s,
2013 (Germany)	EUR	1,641,000	2,298,955

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012
(United Kingdom)		$4,551,000	4,710,285

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes Ser. *, 8 7/8s, 2015 (Bermuda)		1,672,000	1,701,260

iPCS, Inc. company
guaranty sr. notes FRN 2.608s, 2013		575,000	485,875

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		2,375,000	2,092,969

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		370,000	378,325

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		410,000	426,400

Nordic Telephone Co. Holdings ApS
sec. notes Ser. REGS, 8 1/4s, 2016
(Denmark)	EUR	1,436,000	2,218,537

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		$740,000	671,550

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Communication services cont.
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014		$2,985,000	$2,947,688

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	616,100

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012		4,691,000	4,937,278

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025		1,375,000	1,185,938

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012		1,852,000	1,889,040

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8 1/4s, 2019		580,000	597,400

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8s, 2016		1,130,000	1,155,425

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		6,490,000	6,457,550

UPC Holdings BV sr. notes Ser. REGS,
8 5/8s, 2014 (Netherlands)	EUR	355,000	525,061

West Corp. company guaranty
9 1/2s, 2014		$1,298,000	1,272,040

Wind Acquisition Finance SA
sr. notes Ser. REGS, 11 3/4s, 2017
(Netherlands)	EUR	1,168,000	1,907,117

			58,932,087
Consumer cyclicals (3.9%)
Affinia Group, Inc. 144A
sr. notes 10 3/4s, 2016		$140,000	150,500

Affinion Group, Inc. company
guaranty 11 1/2s, 2015		1,615,000	1,659,413

Affinion Group, Inc. company
guaranty 10 1/8s, 2013		1,835,000	1,885,463

Affinity Group, Inc.
sr. sub. notes 9s, 2012		3,678,000	2,565,405

Allison Transmission, Inc. 144A
company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		1,224,000	1,138,320

AMC Entertainment, Inc. company
guaranty 11s, 2016		1,152,000	1,226,880

AMC Entertainment, Inc.
sr. sub. notes 8s, 2014		948,000	914,820

American Casino & Entertainment
Properties LLC 144A sr. notes 11s, 2014		1,135,000	1,010,150

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		720,000	525,600

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014		1,325,000	1,185,875

Building Materials Corp. company
guaranty notes 7 3/4s, 2014		1,525,000	1,467,813

CanWest Media, Inc. company guaranty
8s, 2012 (Canada) (In default) †		1,453,443	1,140,953

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016		1,145,000	1,076,300

Cirsa Capital Luxembourg SA company
guaranty Ser. REGS, 7 7/8s,
2012 (Luxembourg)	EUR	469,000	662,765

Clear Channel Communications, Inc.
company guaranty unsec.
unsub. notes 10 3/4s, 2016		$1,240,000	675,800

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010		1,140,000	957,600

Codere Finance Luxembourg SA
sr. sec. notes Ser. REGS, 8 1/4s,
2015 (Luxembourg)	EUR	1,428,000	1,882,047

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Consumer cyclicals cont.
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		$3,460,000	$3,633,000

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016		588,000	629,160

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015		4,223,000	4,275,788

Echostar DBS Corp. company
guaranty 6 5/8s, 2014		6,614,000	6,432,115

Europcar Groupe SA company
guaranty sr. sub. bond FRB
Ser. REGS, 4.373s, 2013 (France)	EUR	947,000	1,220,372

Fiat Finance Lux, Ltd. SA company
guaranty Ser. EMTN, 7 5/8s,
2014 (Italy)	EUR	1,424,000	2,152,369

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011		$3,553,000	3,632,943

Ford Motor Credit Co., LLC sr. unsec.
FRN 3.26s, 2012		155,000	139,500

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		1,539,000	1,581,323

Ford Motor Credit Corp. sr. unsec.
unsub. notes 7 1/2s, 2012		575,000	552,096

Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016		2,232,000	2,421,720

Grupo Televisa SA sr. unsec.
notes 6s, 2018 (Mexico)		810,000	813,774

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 4.593s, 2014		235,000	206,213

Harrah’s Operating Co., Inc. 144A
sr. sec. notes 11 1/4s, 2017		1,165,000	1,176,650

Host Marriott LP sr. notes Ser. M,
7s, 2012 R		4,015,000	4,050,131

Interpublic Group of Companies, Inc.
(The) 144A sr. unsec. notes 10s, 2017		1,105,000	1,193,400

ISS Holdings A/S
sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	1,775,000	2,339,379

Jarden Corp. company guaranty
7 1/2s, 2017		$1,410,000	1,371,225

Lamar Media Corp. company
guaranty 7 1/4s, 2013		1,220,000	1,200,175

Lamar Media Corp. company
guaranty sr. notes 9 3/4s, 2014		655,000	709,038

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		3,942,000	4,099,680

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016		340,000	344,250

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015		3,326,000	3,459,040

Liberty Media, LLC sr. notes 5.7s, 2013		613,000	580,818

Lottomatica SpA sub. notes FRN
Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	917,000	1,295,855

Masco Corp. sr. unsec.
unsub. notes 6 1/8s, 2016		$1,339,000	1,269,223

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015		1,765,000	639,813

Meritage Homes Corp. company
guaranty 6 1/4s, 2015		292,000	268,640

Meritage Homes Corp. sr. notes
7s, 2014		332,000	311,250

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Consumer cyclicals cont.
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010		$233,000	$231,253

MGM Mirage, Inc. company
guaranty 6 3/4s, 2013		627,000	524,329

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014		1,475,000	1,482,375

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††		1,752,000	1,379,700

Owens Corning, Inc. company
guaranty unsec. unsub. notes 9s, 2019		2,600,000	2,808,000

Penn National Gaming, Inc. 144A
sr. unsec. sub. notes 8 3/4s, 2019		300,000	300,750

Pinnacle Entertainment, Inc. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2015		1,295,000	1,146,075

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012		1,386,000	1,386,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017		310,000	311,550

Realogy Corp. company guaranty
sr. unsec. notes 10 1/2s, 2014		1,286,000	932,350

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014		525,000	485,625

Sirius XM Radio, Inc. 144A
sr. notes 9 3/4s, 2015		1,549,000	1,579,980

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015		705,000	616,875

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †		2,191,000	646,345

Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013		906,000	942,240

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sec. notes 10s, 2013		567,000	578,340

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014 (In default) †		1,976,000	1,363,440

Travelport LLC company
guaranty 9 7/8s, 2014		958,000	926,865

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015 (In default) †		517,000	62,040

TUI AG sr. unsec. notes 7 3/8s, 2011
(Germany)	EUR	216,000	298,913

TVN Finance Corp. PLC notes 9 1/2s,
2013 (United Kingdom)	EUR	770,000	992,277

Univision Communications, Inc. 144A
company guaranty unsec.
notes 9 3/4s, 2015 ‡‡		$2,678,612	2,062,531

Visant Corp. Company guaranty
sr. unsec. sub. notes company
guaranty 7 5/8s, 2012		4,138,000	4,143,173

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016		440,000	457,600

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †		331,000	622

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †		966,000	1,208

			97,785,100

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Consumer staples (0.2%)
Archibald Candy Corp. company
guaranty 10s, 2009 (In default) F †		$562,539	$8,687

Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		1,280,000	1,113,600

Constellation Brands, Inc. company
guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		1,000	995

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015		565,000	572,063

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012		2,069,000	2,110,380

Rite Aid Corp. company
guaranty 9 1/2s, 2017		1,114,000	902,340

Rite Aid Corp. sec. notes 7 1/2s, 2017		1,275,000	1,122,000

			5,830,065
Energy (4.1%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		5,575,000	5,484,406

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017		1,310,000	1,054,550

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013		5,575,000	5,540,156

Complete Production Services, Inc.
company guaranty 8s, 2016		2,195,000	1,997,450

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012		3,895,000	3,865,788

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)		945,000	770,175

Connacher Oil and Gas, Ltd. 144A
sr. sec. notes 11 3/4s, 2014 (Canada)		250,000	266,250

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		1,870,000	1,855,975

Dong Energy A/S jr. unsec. sub.
notes FRN 5 1/2s, 2035 (Denmark)	EUR	819,000	1,144,642

Empresa Nacional del Petroleo 144A
sr. unsec. notes 6 1/4s, 2019 (Chile)		$3,000,000	3,203,121

Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014		3,632,000	3,454,940

Forest Oil Corp. sr. notes 8s, 2011		3,730,000	3,785,950

Gaz Capital for Gazprom 144A
sr. unsec. notes 7.288s, 2037 (Russia)		1,280,000	1,196,800

Gaz Capital SA sr. unsec.
notes Ser. REGS, 7.288s, 2037 (Russia)		1,810,000	1,692,350

Gaz Capital SA 144A company
guaranty sr. unsec. bond 8.146s,
2018 (Russia)		740,000	780,722

Gaz Capital SA 144A sr. sec. bond
9 1/4s, 2019 (Russia)		375,000	418,279

Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Russia)		1,090,000	998,767

Harvest Operations Corp.
sr. notes 7 7/8s, 2011		4,610,000	4,448,650

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016		2,440,000	2,440,000

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		4,355,000	4,039,263

Key Energy Services, Inc. company
guaranty sr. unsec.
unsub. notes 8 3/8s, 2014		825,000	783,750

Lukoil International Finance 144A
company guaranty 6.656s, 2022 (Russia)		2,380,000	2,213,400

CORPORATE BONDS	Principal
AND NOTES (21.0%)* cont.	amount	Value

Energy cont.
Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	$2,650,000	$2,603,625

Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	1,612,653	1,634,725

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	2,925,000	2,954,250

Pemex Project Funding Master Trust
company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2035 (Mexico)	1,140,000	1,101,168

Pemex Project Funding Master Trust
company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)	1,500,000	1,410,000

Petrobras International Finance Co.
company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	3,200,000	3,680,000

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	742,000	762,405

Petroleos de Venezuela SA company
guaranty sr. unsec. notes 5 1/4s,
2017 (Venezuela)	19,560,000	11,980,500

Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5 1/2s,
2037 (Venezuela)	3,200,000	1,496,000

Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5 3/8s,
2027 (Venezuela)	3,000,000	1,432,500

Petroleos de Venezuela SA sr. unsec.
bonds zero %, 2011 (Venezuela)	7,080,000	5,345,400

Petroleum Co. of Trinidad & Tobago
Ltd. 144A sr. unsec. notes 9 3/4s,
2019 (Trinidad)	1,165,000	1,319,363

Petroleum Co. of Trinidad & Tobago Ltd.
144A sr. unsec. notes 6s, 2022 (Trinidad)	2,395,000	2,240,834

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	1,465,000	1,443,025

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	535,000	530,988

Plains Exploration & Production Co.
company guaranty 7s, 2017	580,000	552,450

Plains Exploration & Production Co.
company guaranty sr. unsec.
notes 10s, 2016	1,180,000	1,271,450

Power Sector Assets & Liabilites
Management Corp. 144A govt.
guaranty sr. unsec. notes 7 1/4s,
2019 (Philippines)	2,100,000	2,236,500

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	2,215,000	2,270,375

Range Resources Corp. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2017	1,090,000	1,084,550

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	1,960,000	1,886,500

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	1,055,000	991,700

Williams Cos., Inc. (The)
notes 7 3/4s, 2031	1,140,000	1,195,379

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	1,309,000	1,413,262

		104,272,333

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Financials (4.6%)
Banco Do Brasil 144A sr. unsec.
5.113s, 2017 (Brazil)	BRL	2,155,000	$1,198,047

Bosphorus Financial Services, Ltd.
144A sr. notes FRN 2.24s, 2012		$6,436,875	5,671,685

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 7s, 2012		212,000	197,160

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2012		1,379,000	1,268,680

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2011		237,000	223,965

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 5/8s, 2012		1,304,000	1,199,680

GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes FRN
2.561s, 2014		168,000	130,200

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037		765,000	794,420

HSBC Capital Funding LP/ Jersey
Channel Islands company
guaranty sub. FRB 5.13s, 2049
(United Kingdom)	EUR	1,092,000	1,403,808

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$375,000	349,219

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014		270,000	260,550

JPMorgan Chase & Co. 144A sr. unsec.
notes FRN zero %, 2017		2,500,000	1,698,250

JPMorgan Chase & Co. 144A sr. unsec.
unsub. notes FRN 10.82s, 2011	RUB 102,000,000		3,216,562

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.163s, 2012	INR	76,000,000	1,703,680

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		$860,000	877,200

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		1,024,000	983,040

Liberty Mutual Insurance 144A
notes 7.697s, 2097		2,900,000	2,227,652

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.704s, 2011		1,500,000	1,459,854

MetLife Capital Trust X 144A
collateral trust FRB 9 1/4s, 2068		935,000	1,000,703

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB
6.97s, 2016 (Russia)		12,910,000	12,302,326

Russian Agricultural Bank 144A
notes 7 3/4s, 2018 (Russia)		1,890,000	1,943,676

Russian Agricultural Bank 144A
notes 7 1/8s, 2014 (Russia)		6,575,000	6,757,785

Shinhan Bank 144A sr. unsec. bond 6s,
2012 (South Korea)		1,398,000	1,468,319

UBS Luxembourg SA for Sberbank
sub. bonds stepped-coupon 6.23s
(7.429s, 2/11/10), 2015 (Russia) ††		2,370,000	2,368,460

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN
4.315s, 2014		245,000	203,656

VTB Capital SA sr. notes 6 1/4s,
2035 (Russia)		3,035,000	2,830,138

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Financials cont.
VTB Capital SA 144A bonds 6 1/4s,
2035 (Russia)		$21,606,000	$20,147,570

VTB Capital SA 144A notes 7 1/2s,
2011 (Russia)		4,646,000	4,791,188

VTB Capital SA 144A notes 6 7/8s,
2018 (Russia)		18,211,000	17,937,835

VTB Capital SA 144A sec.
notes 6.609s, 2012 (Russia)		18,369,000	18,262,460

			114,877,768
Health care (1.3%)
Bayer AG jr. unsec. sub. bonds FRB
5s, 2105 (Germany)	EUR	819,000	1,118,352

Community Health Systems, Inc.
company guaranty 8 7/8s, 2015		$924,000	947,100

DaVita, Inc. company guaranty
6 5/8s, 2013		1,134,000	1,122,660

Elan Finance PLC/Elan
Finance Corp. company guaranty
7 3/4s, 2011 (Ireland)		920,000	938,400

HCA, Inc. company
guaranty sr. notes 9 5/8s, 2016 ‡‡		1,686,000	1,753,440

HCA, Inc. sr. sec. notes 9 1/4s, 2016		1,044,000	1,079,235

HCA, Inc. sr. sec. notes 9 1/8s, 2014		1,204,000	1,243,130

Omnicare, Inc. company
guaranty 6 3/4s, 2013		1,210,000	1,170,675

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		3,350,000	3,224,375

Select Medical Corp. company
guaranty 7 5/8s, 2015		2,678,000	2,507,278

Service Corporation International
debs. 7 7/8s, 2013		465,000	455,700

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013		3,922,000	3,814,145

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015		585,000	582,075

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017		1,505,000	1,204,000

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡		796,575	633,277

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018		383,000	422,258

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015		2,405,000	2,513,225

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014		2,466,000	2,515,320

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R		2,840,000	2,982,000

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R		1,350,000	1,306,125

			31,532,770
Technology (0.9%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012		2,334,000	2,100,600

Avago Technologies Finance company
guaranty sr. unsec. notes 10 1/8s,
2013 (Singapore)		380,000	399,950

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015		1,973,000	1,768,301

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015		685,000	638,763

First Data Corp. company
guaranty sr. unsec. notes 9 7/8s, 2015		652,000	602,285

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Technology cont.
First Data Corp. company
guaranty sr. unsec. notes zero %, 2015 ‡‡		$1,037,000	$881,450

First Data Corp. company
guaranty sr. unsec.
sub. notes 11 1/4s, 2016		1,028,000	884,080

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014		3,918,000	2,997,270

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016		59,000	39,235

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020		2,300,000	2,323,000

Iron Mountain, Inc.
sr. sub. notes 8 3/8s, 2021		755,000	777,650

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †		81,000	101

Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016		586,000	547,910

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015		1,910,000	1,948,200

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		3,826,000	3,864,260

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015		2,023,000	2,093,805

			21,866,860
Transportation (0.1%)
British Airways PLC sr. unsec.
8 3/4s, 2016 (United Kingdom)	GBP	947,000	1,369,153

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		$1,327,000	1,268,944

RailAmerica, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		925,000	968,938

			3,607,035
Utilities and power (1.3%)
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017		565,000	568,531

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013		2,302,000	2,345,163

Allegheny Energy Supply 144A
sr. unsec. bond 8 1/4s, 2012		692,000	762,293

Cenrais Electricas Brasileiras SA
144A sr. unsec. unsub. notes 6 7/8s,
2019 (Brazil)		500,000	540,000

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)		2,495,000	2,557,767

Dynegy-Roseton Danskamme sec.
bonds 7.27s, 2010		897,984	895,739

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016		654,000	572,250

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013		305,000	285,938

Edison Mission Energy sr. unsec.
notes 7.2s, 2019		605,000	490,050

Edison Mission Energy sr. unsec.
notes 7s, 2017		90,000	75,150

El Paso Natural Gas Co. debs.
8 5/8s, 2022		1,315,000	1,597,672

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016		490,000	491,225

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 8s,
2019 (Indonesia)		2,575,000	2,748,813

CORPORATE BONDS		Principal
AND NOTES (21.0%)* cont.		amount	Value

Utilities and power cont.
Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011		$530,000	$537,950

NRG Energy, Inc. sr. notes 7 3/8s, 2016		1,015,000	982,013

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010		4,695,000	4,859,325

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014		1,649,000	1,696,409

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011		1,165,000	1,217,769

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7s, 2012		1,500,000	1,602,462

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028		520,000	554,092

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011		61,000	64,100

Vattenfall Treasury AB company
guaranty jr. unsec. sub. bond FRB
5 1/4s, 2049 (Sweden)	EUR	819,000	1,167,777

Veolia Environnement
sr. unsub. notes Ser. EMTN, 5 3/8s,
2018 (France)	EUR	3,125,000	4,875,537

			31,488,025

Total corporate bonds and notes
(cost $527,254,196)			$527,076,927

U.S. GOVERNMENT AND AGENCY		Principal
MORTGAGE OBLIGATIONS (16.0%)*		amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.7%)
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, TBA, October 1, 2039		$3,000,000	$3,191,250
4 1/2s, TBA, October 1, 2039		40,000,000	40,593,752

			43,785,002
U.S. Government Agency Mortgage Obligations (14.3%)
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, October 1, 2039		4,000,000	4,273,750
6s, TBA, October 1, 2024		3,000,000	3,195,000
5 1/2s, January 1, 2038		115,818	121,369
5 1/2s, TBA, October 1, 2024		4,000,000	4,228,750
4 1/2s, TBA, November 1, 2039		66,000,000	66,621,331
4 1/2s, TBA, October 1, 2039		276,000,000	279,536,250
4s, TBA, October 1, 2024		1,000,000	1,017,344

			358,993,794

Total U.S. government and agency
mortgage obligations (cost $399,068,323)			$402,778,796

ASSET-BACKED		Principal
SECURITIES (9.4%)*		amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.936s, 2035		$333,640	$133,461
FRB Ser. 05-4, Class A2C, 0.456s, 2035		111,685	98,467

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.396s, 2036		478,000	128,263
FRB Ser. 06-HE3, Class A2C, 0.396s, 2036		429,000	123,599

Ameriquest Mortgage Securities, Inc.
FRB Ser. 03-8, Class M2, 1.996s, 2033		900,171	190,321

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038 F		2,906,000	523,080
Ser. 04-1A, Class E, 6.42s, 2039 F		1,768,000	318,240

ASSET-BACKED		Principal
SECURITIES (9.4%)* cont.		amount	Value

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.516s, 2033		$109,276	$16,836
FRB Ser. 06-W4, Class A2C, 0.406s, 2036		761,000	233,404

Asset Backed Funding Certificates FRB
Ser. 04-OPT2, Class M2, 1.246s, 2033		695,735	459,705

Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.436s, 2036		112,032	58,101
FRB Ser. 06-HE4, Class A5, 0.406s, 2036		411,633	257,665

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 0.946s, 2033		1,700,027	816,013

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.121s, 2034		326,332	44,719
FRB Ser. 05-HE1, Class M3, 1.176s, 2035		1,007,000	198,479

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		4,228,684	2,410,350
Ser. 00-A, Class A2, 7.575s, 2030		910,907	501,443
Ser. 99-B, Class A4, 7.3s, 2016		4,562,710	2,360,116
Ser. 99-B, Class A3, 7.18s, 2015		6,758,564	3,551,605

Capital Auto Receivables Asset Trust
144A Ser. 06-1, Class D, 7.16s, 2013		1,000,000	1,000,340

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1,
0.666s, 2035		212,735	119,364
FRB Ser. 07-OPX1, Class A1A,
0.316s, 2037		7,388,502	4,433,101

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032		21,855,173	16,646,605
Ser. 00-5, Class A7, 8.2s, 2032		492,000	397,580
Ser. 00-1, Class A5, 8.06s, 2031		3,086,612	2,206,921
Ser. 00-4, Class A5, 7.97s, 2032		1,268,553	942,526
Ser. 01-3, Class M2, 7.44s, 2033		197,488	8,507
Ser. 01-4, Class A4, 7.36s, 2033		1,288,869	1,183,947
Ser. 00-6, Class A5, 7.27s, 2031		4,339,666	3,915,337
Ser. 01-3, Class A4, 6.91s, 2033		8,465,409	7,542,646
FRB Ser. 01-4, Class M1, 2.011s, 2033		2,391,000	894,533

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.766s, 2035		226,000	158,248
FRB Ser. 05-14, Class 3A2, 0.486s, 2036		93,062	77,072

Countrywide Asset-Backed Certificates
FRB Ser. 06-4, Class 2A2, 0.426s, 2036		6,964,458	4,851,442

Credit-Based Asset Servicing and
Securitization FRB Ser. 07-CB1,
Class AF1A, 0.316s, 2037		5,833,145	2,865,241

Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038		3,427,000	1,130,910

Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 0.916s, 2035		328,020	31,387

First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 06-FF7,
Class 2A3, 0.396s, 2036		790,000	287,079

Fort Point CDO, Ltd. FRB Ser. 03-2A,
Class A2, 1.398s, 2038		1,229,000	24,580

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.576s, 2036		1,107,000	449,125
FRB Ser. 06-2, Class 2A3, 0.416s, 2036		1,320,000	538,697

G-Star, Ltd. 144A FRB Ser. 02-2A,
Class BFL, 2.246s, 2037		614,000	61,400

Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012		3,514,000	3,518,217

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043 F	GBP	4,838,514	1,377,915
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 F	EUR	10,080,000	2,870,588

ASSET-BACKED	Principal
SECURITIES (9.4%)* cont.	amount	Value

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020	$6,234,092	$5,454,831
Ser. 94-4, Class B2, 8.6s, 2019	2,667,897	1,408,162
Ser. 93-1, Class B, 8.45s, 2018	1,501,296	1,304,714
Ser. 99-5, Class A5, 7.86s, 2030	23,647,257	19,611,356
Ser. 96-8, Class M1, 7.85s, 2027	2,979,000	2,415,492
Ser. 95-8, Class B1, 7.3s, 2026	2,796,090	1,978,792
Ser. 95-4, Class B1, 7.3s, 2025	2,737,142	2,205,824
Ser. 95-F, Class B2, 7.1s, 2021	246,033	187,733
Ser. 99-3, Class A7, 6.74s, 2031	3,284,480	2,693,273

Green Tree Home Improvement Loan
Trust Ser. 95-D, Class B2, 7.45s, 2025	172,590	126,425

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	11,494,587	8,276,102
Ser. 99-5, Class M1A, 8.3s, 2026	343,000	272,067
Ser. 99-5, Class A4, 7.59s, 2028	163,192	157,600

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011 F	216,764	214,596

GSAA Home Equity Trust
FRB Ser. 07-4, Class A1, 0.346s, 2037 F	47,921,440	21,813,025
FRB Ser. 06-19, Class A1, 0.336s, 2036	21,050,434	10,840,974

GSAMP Trust
FRB Ser. 06-HE5, Class A2C,
0.396s, 2036	1,965,000	539,743
FRB Ser. 07-HE2, Class A2A,
0.366s, 2047	7,960,925	6,022,439

Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.246s, 2030	2,467,374	123,369
FRB Ser. 05-1A, Class E, 2.046s, 2030	537,087	26,854

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 0.964s, 2036	285,768	157,172

Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 0.576s, 2036	551,000	211,443

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11,
2.496s, 2035	296,730	2,671
FRB Ser. 06-FRE1, Class A4,
0.536s, 2035	470,000	238,106

Lehman XS Trust Ser. 07-6, Class 3A6,
6 1/2s, 2037	5,179,963	3,130,579

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.246s, 2036	11,120,000	778,400
FRB Ser. 02-1A, Class FFL, 2.996s, 2037	7,500,000	1,125,000

Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012 F	7,349,237	3,527,634

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.866s, 2035	1,150,000	391,917
FRB Ser. 06-4, Class 2A4, 0.506s, 2036	532,000	183,599
FRB Ser. 06-1, Class 2A3, 0.436s, 2036	456,182	210,738

Madison Avenue Manufactured Housing
Contract FRB Ser. 02-A, Class B1,
3.496s, 2032	6,357,565	5,113,841

MASTR Asset Backed Securities Trust
FRB Ser. 06-FRE2, Class A4, 0.396s, 2036	278,000	121,260

Merrill Lynch Mortgage Investors Trust FRB
Ser. 07-MLN1, Class A2A, 0.356s, 2037	23,131,951	14,746,619

Mid-State Trust Ser. 11, Class B,
8.221s, 2038	936,572	768,030

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.446s, 2034	514,238	43,703
FRB Ser. 05-HE2, Class M5, 0.926s, 2035	665,182	412,212
FRB Ser. 05-HE1, Class M3, 0.766s, 2034	720,000	515,284
FRB Ser. 06-NC4, Class M2, 0.546s, 2036	1,007,000	4,077

ASSET-BACKED	Principal
SECURITIES (9.4%)* cont.	amount	Value

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 1A, Class C1A, 3.372s, 2038	$2,000,000	$715,400

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	138,886	131,875

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95,
2.319s, 2013 (Cayman Islands) F g	2,028,770	683,243
limited recourse sec. notes Ser. 97,
1.105s, 2013 (Cayman Islands) F g	2,649,208	690,646

New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 3.321s, 2033	52,684	23,037

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.406s, 2036	663,000	362,064
FRB Ser. 06-2, Class A2C, 0.396s, 2036	663,000	339,745

Oakwood Mortgage
Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,137,116	568,558
Ser. 99-D, Class A1, 7.84s, 2029	5,873,787	5,077,102
Ser. 02-B, Class A4, 7.09s, 2032	2,459,617	1,921,055
Ser. 99-B, Class A4, 6.99s, 2026	6,289,882	5,143,243
Ser. 01-D, Class A4, 6.93s, 2031	150,664	108,392
Ser. 01-C, Class A2, 5.92s, 2017	7,871,188	3,321,830
Ser. 02-C, Class A1, 5.41s, 2032	8,684,170	6,382,865
Ser. 01-C, Class A1, 5.16s, 2012	705,258	266,361
Ser. 01-E, Class A2, 5.05s, 2019	5,538,510	3,378,491
Ser. 02-A, Class A2, 5.01s, 2020	380,345	198,143

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	552,946	482,488
FRB Ser. 01-B, Class A2, 0.618s, 2018	235,384	167,821

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.076s, 2036	465,000	76,193

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 0.376s, 2036	1,028,482	344,281

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.436s, 2036	434,153	247,056
FRB Ser. 07-RZ1, Class A2, 0.406s, 2037	657,000	353,966

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 0.976s, 2035	1,473,727	1,092,850

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) †	73,702	1

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.896s, 2035	720,000	3,592
FRB Ser. 07-NC2, Class A2B, 0.386s, 2037	616,000	208,922
FRB Ser. 07-BR5, Class A2A, 0.376s, 2037	2,479,001	1,648,536
FRB Ser. 07-BR4, Class A2A, 0.336s, 2037	2,053,467	1,273,150
FRB Ser. 07-BR3, Class A2A, 0.316s, 2037	12,961,202	8,684,005

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
0.456s, 2036	1,124,000	394,154
FRB Ser. 06-FRE1, Class A2B,
0.426s, 2036	526,210	223,539

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
0.416s, 2036	532,000	341,115
FRB Ser. 06-3, Class A3, 0.406s, 2036	1,974,000	1,054,213

South Coast Funding 144A FRB Ser. 3A,
Class A2, 1.664s, 2038	2,070,000	20,700

Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
0.506s, 2036	532,000	46,346

Structured Asset Securities Corp.
144A Ser. 98-RF3, Class A, IO, 6.1s, 2028	214,382	24,118

ASSET-BACKED		Principal
SECURITIES (9.4%)* cont.		amount	Value

TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038		$3,688,000	$221,280

TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037		2,403,000	180,225

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.356s, 2037		5,038,804	3,124,058

Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 0.566s, 2037		235,000	75,614

Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 1.404s,
2044 (United Kingdom)		1,277,534	153,304

Total asset-backed securities
(cost $327,647,148)			$237,066,408

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (5.3%)*		amount	Value

Argentina (Republic of)
bonds Ser. VII, zero %, 2013		$1,585,000	$1,258,490

Argentina (Republic of) bonds FRB
zero %, 2013		6,903,000	2,771,555

Argentina (Republic of) sr. unsec.
unsub. bonds zero %, 2015		16,258,000	12,095,952

Argentina (Republic of) sr. unsec.
unsub. bonds 10 1/2s, 2012	ARS	6,340,000	1,236,300

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 0.943s, 2012		$88,871,000	26,741,284

Argentina (Republic of) sr. unsec.
unsub. notes Ser. $dis, 8.28s, 2033		5,000,167	3,370,113

Banco Nacional de
Desenvolvimento Economico e Social
144A notes 6 1/2s, 2019		2,285,000	2,427,813

Banco Nacional de Desenvolvimento
Economico e Social 144A sr. unsec.
unsub. notes 6.369s, 2018		540,000	567,675

Brazil (Federal Republic of)
notes zero %, 2017	BRL	7,250	3,691,642

Brazil (Federal Republic of)
sr. notes 5 7/8s, 2019		$3,360,000	3,612,000

Brazil (Federal Republic of)
sr. unsec. bonds 6s, 2017		4,050,000	4,361,526

Canada (Government of)
bonds Ser. WL43, 5 3/4s, 2029	CAD	1,550,000	1,805,857

Ecuador (Republic of) regs
notes Ser. REGS, 9 3/8s, 2015		$500,000	436,400

Indonesia (Republic of) 144A
sr. unsec. notes 11 5/8s, 2019		2,560,000	3,587,328

Indonesia (Republic of) 144A
sr. unsec. unsub. bonds 7 3/4s, 2038		1,875,000	2,071,875

Indonesia (Republic of) 144A
sr. unsec. unsub. bonds 6 3/4s, 2014		1,310,000	1,402,342

Indonesia (Republic of) 144A
sr. unsec. unsub. bonds 6 5/8s, 2037		3,255,000	3,196,801

Iraq (Republic of) 144A bonds
5.8s, 2028		2,905,000	2,222,325

Japan (Government of) 10 yr
bonds Ser. 244, 1s, 2012	JPY	23,000,000	261,995

Japan (Government of) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	599,500,000	7,191,391

Peru (Republic of) sr. unsec.
unsub. bonds 8 3/4s, 2033		$2,510,000	3,322,713

Peru (Republic of) sr. unsec.
unsub. notes 7 1/8s, 2019		2,718,000	3,105,315

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (5.3%)* cont.		amount	Value
Republic of Indonesia 144A sr. unsec.
unsub. bonds 6 7/8s, 2018		$3,775,000	$4,058,125

Russia (Federation of) unsub. 5s, 2030		2,653,479	2,859,309

South Africa (Republic of) sr. unsec.
unsub. notes 6 7/8s, 2019		2,565,000	2,859,975

Turkey (Republic of) bonds 16s, 2012	TRY	885,000	676,880

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2019		$1,660,000	1,816,306

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2017		11,515,000	12,575,762

United Mexican States sr. unsec.
notes Ser. A, 6.05s, 2040 (Mexico)		725,000	723,188

Venezuela (Republic of) bonds
8 1/2s, 2014		5,700,000	5,106,288

Venezuela (Republic of) unsec.
bonds Ser. REGS, 5 3/4s, 2016		1,000,000	735,000

Venezuela (Republic of) unsec. note
FRN Ser. REGS, 1.505s, 2011		3,250,000	2,894,255

Venezuela (Republic of) unsec.
notes 10 3/4s, 2013		4,150,000	4,112,360

Venezuela (Republic of) 144A unsec.
bonds 13 5/8s, 2018		4,935,000	5,056,204

Total foreign government
bonds and notes (cost $125,096,713)			$134,212,344

SENIOR LOANS (3.8%)* [c]		Principal
		amount	Value
Basic materials (0.1%)
Georgia-Pacific Corp. bank term loan
FRN Ser. C, 3.597s, 2014		$197,946	$196,420

Georgia-Pacific, LLC bank term loan
FRN Ser. B2, 2.369s, 2012		359,470	345,316

Novelis, Inc. bank term loan FRN
Ser. B, 2.422s, 2014		1,995,991	1,824,194

Novelis, Inc. bank term loan FRN
Ser. B, 2.27s, 2014		907,242	829,155

Rockwood Specialties Group, Inc. bank
term loan FRN Ser. H, 6s, 2014		259,270	261,863

			3,456,948
Capital goods (0.4%)
Graham Packaging Co., LP bank term
loan FRN Ser. B, 2.563s, 2011		385,158	375,409

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN 2.598s, 2014		185,456	140,947

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN Ser. B, 2.372s, 2014		3,622,235	2,752,899

Manitowoc Co., Inc. (The) bank term
loan FRN Ser. A, 4.807s, 2013		1,375,000	1,275,313

Mueller Water Products, Inc. bank
term loan FRN Ser. B, 6s, 2014		540,722	524,500

Polypore, Inc. bank term loan FRN
Ser. B, 2.52s, 2014		1,020,283	952,690

Sensata Technologies BV bank term
loan FRN 2.246s, 2013 (Netherlands)		1,298,482	1,107,768

Sequa Corp. bank term loan FRN
3.844s, 2014		1,370,490	1,182,047

Wesco Aircraft Hardware Corp. bank
term loan FRN 2.52s, 2013		334,261	310,445

			8,622,018

SENIOR LOANS (3.8%)* [c] cont.	Principal
	amount	Value

Communication services (0.6%)
Cebridge Connections, Inc. bank term
loan FRN 4.788s, 2014	$850,000	$794,750

Charter Communications Operating, LLC
bank term loan FRN 9 1/4s, 2014	975,150	981,001

Charter Communications, Inc. bank
term loan FRN 6 3/4s, 2014	900,000	783,563

Charter Communications, Inc. bank
term loan FRN 6 1/4s, 2014	3,091,581	2,944,731

Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 5 1/2s, 2015	1,360,536	1,018,361

Intelsat Corp. bank term loan FRN
Ser. B2, 2.753s, 2011	846,045	802,686

Intelsat Corp. bank term loan FRN
Ser. B2-A, 2.753s, 2013	846,306	802,933

Intelsat Corp. bank term loan FRN
Ser. B2-C, 2.753s, 2013	846,045	802,686

Intelsat, Ltd. bank term loan FRN
3.253s, 2014 (Bermuda)	1,987,780	1,780,719

Level 3 Communications, Inc. bank
term loan FRN 2.683s, 2014	317,000	279,594

Level 3 Financing, Inc. bank term
loan FRN Ser. B, 11 1/2s, 2014	280,000	296,100

Mediacom Communications Corp. bank
term loan FRN Ser. C, 1 3/4s, 2015	1,404,083	1,294,097

Mediacom Communications Corp. bank
term loan FRN Ser. D2, 2s, 2015	525,150	487,077

MetroPCS Wireless, Inc. bank term
loan FRN 2.683s, 2013	1,027,750	979,086

PAETEC Holding Corp. bank term loan
FRN Ser. B1, 2.761s, 2013	249,092	236,014

TW Telecom, Inc. bank term loan FRN
Ser. B, 2.02s, 2013	778,640	751,063

West Corp. bank term loan FRN 2.623s, 2013	331,584	312,400

		15,346,861
Consumer cyclicals (1.5%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 2.761s, 2013	1,937,996	1,853,693

Allison Transmission, Inc. bank term
loan FRN Ser. B, 3s, 2014	1,630,603	1,419,532

Building Materials Holdings Corp.
bank term loan FRN 3.005s, 2014	758,195	689,536

CCM Merger, Inc. bank term loan FRN
Ser. B, 8 1/2s, 2012	1,315,322	1,226,538

Cenveo, Inc. bank term loan FRN
Ser. C, 4.792s, 2014	929,675	899,058

Cenveo, Inc. bank term loan FRN
Ser. DD, 4.792s, 2014	30,978	29,957

Clear Channel Communications, Inc.
bank term loan FRN Ser. B, 3.84s,
2016	1,325,000	999,271

Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 7s, 2014	1,162,933	990,238

GateHouse Media, Inc. bank term loan
FRN 2 1/2s, 2014	885,000	275,825

GateHouse Media, Inc. bank term loan
FRN Ser. B, 2 1/4s, 2014	2,337,717	728,589

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 2 1/4s, 2014	872,283	271,862

Golden Nugget, Inc. bank term loan
FRN Ser. B, 2 1/4s, 2014	403,081	262,002

SENIOR LOANS (3.8%)* [c] cont.	Principal
	amount	Value

Consumer cyclicals cont.
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 2.269s, 2014	$229,466	$149,153

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2011	4,413,103	4,399,864

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B2, 3.504s, 2015	498,635	402,149

Jarden Corp. bank term loan FRN
Ser. B1, 2.348s, 2012	396,062	384,378

Jarden Corp. bank term loan FRN
Ser. B2, 2.348s, 2012	174,190	168,819

Jarden Corp. bank term loan FRN
Ser. B4, 3.848s, 2015	649,252	639,397

Michaels Stores, Inc. bank term loan
FRN Ser. B, 2.538s, 2013	535,164	477,411

National Bedding Co. bank term loan
FRN 2.255s, 2011	283,636	255,273

Navistar Financial Corp. bank term
loan FRN 2.057s, 2012	894,133	862,839

Navistar International Corp. bank
term loan FRN 3.496s, 2012	2,458,867	2,372,806

QVC, Inc. bank term loan FRN 5.746s, 2014	1,120,000	1,117,648

R.H. Donnelley, Inc. bank term loan
FRN 6 3/4s, 2011	102,049	86,741

Realogy Corp. bank term loan FRN
0.166s, 2013	653,529	554,566

Realogy Corp. bank term loan FRN
Ser. B, 3.254s, 2013	2,427,390	2,059,813

Six Flags Theme Parks bank term loan
FRN 2.595s, 2015	2,299,602	2,239,812

Thomas Learning bank term loan FRN
Ser. B, 2.76s, 2014	598,473	538,327

Tribune Co. bank term loan FRN
Ser. B, 5 1/4s, 2014 (In default) †	3,826,563	1,902,521

TRW Automotive, Inc. bank term loan
FRN Ser. B, 6 1/4s, 2014	1,872,726	1,867,166

United Components, Inc. bank term
loan FRN Ser. D, 2.72s, 2012	1,703,598	1,571,570

Universal City Development Partners,
Ltd. bank term loan FRN Ser. B, 6s, 2011	3,780,377	3,709,495

Univision Communications, Inc. bank
term loan FRN Ser. B, 2.511s, 2014	608,000	513,126

Yankee Candle Co., Inc. bank term
loan FRN 2 1/4s, 2014	346,661	324,821

		36,243,796
Consumer staples (0.3%)
Claire’s Stores, Inc. bank term loan
FRN 3.114s, 2014	533,635	396,891

Dole Food Co., Inc. bank term loan
FRN Ser. B, 7.973s, 2013	162,440	164,190

Dole Food Co., Inc. bank term loan
FRN Ser. C, 7.939s, 2013	612,748	619,351

Dole Food Co., Inc. bank term loan
FRN Ser. C, 0.505s, 2013	94,073	95,087

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 3.009s, 2014	1,877,881	1,764,425

Prestige Brands, Inc. bank term loan
FRN 2.511s, 2011	1,205,307	1,178,188

Revlon Consumer Products bank term
loan FRN Ser. B, 4.337s, 2012	575,000	552,479

Rite-Aid Corp. bank term loan FRN
Ser. B, 2.01s, 2014	428,475	374,023

SENIOR LOANS (3.8%)* [c] cont.	Principal
	amount	Value

Consumer staples cont.
Spectrum Brands, Inc. bank term loan
FRN 1 1/2s, 2013	$115,386	$109,761

Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 8.003s, 2013	2,055,558	1,955,350

		7,209,745
Energy (0.2%)
EPCO Holding, Inc. bank term loan FRN
Ser. A, 1.246s, 2012	1,000,000	900,000

Hercules Offshore, Inc. bank term
loan FRN Ser. B, 7.559s, 2013	1,119,945	1,091,947

MEG Energy Corp. bank term loan FRN
2.6s, 2013 (Canada)	482,500	458,375

MEG Energy Corp. bank term loan FRN
Ser. DD, 2.6s, 2013 (Canada)	491,875	467,281

Petroleum Geo-Services ASA bank term
loan FRN 2.35s, 2015 (Norway)	572,000	542,924

Targa Resources, Inc. bank term loan
FRN 2.263s, 2012	117,770	115,120

Targa Resources, Inc. bank term loan
FRN Ser. C, 0.473s, 2012	86,058	84,121

		3,659,768
Financials (—%)
Hub International, Ltd. bank term
loan FRN Ser. B, 2.761s, 2014	559,028	505,221

Hub International, Ltd. bank term
loan FRN Ser. DD, 2.761s, 2014	125,655	113,560

		618,781
Health care (0.4%)
Community Health Systems, Inc. bank
term loan FRN Ser. B, 2.612s, 2014	2,124,018	1,993,391

Community Health Systems, Inc. bank
term loan FRN Ser. DD, 2.511s, 2014	109,352	102,627

Health Management Associates, Inc.
bank term loan FRN 2.348s, 2014	5,148,416	4,824,709

IASIS Healthcare Corp. bank term loan
FRN Ser. DD, 2.261s, 2014	428,892	403,158

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	115,819	108,870

SENIOR LOANS (3.8%)* [c] cont.	Principal
	amount	Value

Health care cont.
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 5.738s, 2014	$1,611,725	$1,373,996

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 2.261s, 2014	1,239,334	1,164,974

Select Medical Corp. bank term loan
FRN Ser. B, 2.413s, 2012	69,818	67,054

Sun Healthcare Group, Inc. bank term
loan FRN 0.498s, 2014	103,035	95,823

Sun Healthcare Group, Inc. bank term
loan FRN Ser. B, 2.683s, 2014	513,594	477,643

		10,612,245
Technology (0.1%)
Compucom Systems, Inc. bank term loan
FRN 3.77s, 2014	537,793	505,525

First Data Corp. bank term loan FRN
Ser. B1, 2.998s, 2014	1,413,693	1,216,954

First Data Corp. bank term loan FRN
Ser. B3, 3.034s, 2014	712,179	611,477

Freescale Semiconductor, Inc. bank
term loan FRN 12 1/2s, 2014	464,429	465,590

		2,799,546
Utilities and power (0.2%)
Dynegy Holdings, Inc. bank term loan
FRN 4.02s, 2013	781,066	750,068

Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 3.754s, 2014	1,056,772	834,057

Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 3.754s, 2014	876,195	688,032

NRG Energy, Inc. bank term loan FRN
2.252s, 2014	1,192,942	1,130,436

NRG Energy, Inc. bank term loan FRN
0.498s, 2014	642,751	609,073

Reliant Energy, Inc. bank term loan
FRN 0.241s, 2014	1,820,000	1,703,975

		5,715,641

Total senior loans (cost $104,382,779)		$94,285,349

PURCHASED OPTIONS OUTSTANDING (2.7%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	$81,033,000	$810

Option on an interest rate swap with Goldman Sachs International for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	81,033,000	12,838,058

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	81,033,000	810

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	138,600,000	462,924

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	81,033,000	12,838,058

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	138,600,000	16,964,640

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 4.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	197,317,000	12,650,200

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 4.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	197,317,000	12,581,378

Total purchased options outstanding (cost $37,915,327)			$68,336,878

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount		Value

General Cable Corp. cv. company guaranty sr. unsec. notes 1s, 2012		$2,540,000	$2,171,700

General Growth Properties, Inc. 144A cv. sr. notes 3.98s, 2027 (In default) † R		2,030,000	1,370,250

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014		1,045,000	1,231,794

TUI AG cv. sr. unsec. notes 2 3/4s, 2012 (Germany)	EUR	250,000	283,728

Total convertible bonds and notes (cost $5,467,821)			$5,057,472

SHORT-TERM INVESTMENTS (15.5%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund [e]		234,864,411	$234,864,411

U.S. Treasury Bills with effective yields ranging from 0.46% to 0.66%, December 17, 2009 # ##		$2,370,000	2,366,466

U.S. Treasury Bills with effective yields ranging from 0.39% to 0.40%, February 11, 2010 # ##		41,333,000	41,270,877

U.S. Treasury Bills with effective yields ranging from 0.30% to 0.66%, November 19, 2009 # ##		24,690,000	24,673,646

U.S. Treasury Cash Management Bills with effective yields ranging from 0.33% to 0.40%, June 10, 2010 # ##		79,210,000	78,998,835

U.S. Treasury Cash Management Bills with effective yields ranging from 0.31% to 0.32%, July 15, 2010		3,775,000	3,764,634

U.S. Treasury Cash Management Bills with effective yields ranging from 0.30% to 0.31%, April 1, 2010 # ##		4,317,000	4,308,402

Total short-term investments (cost $390,245,236)			$390,247,271

TOTAL INVESTMENTS

Total investments (cost $3,112,165,013)			$3,141,843,157

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $2,511,216,650.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at September 30, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at September 30, 2009.

∆ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at September 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) disclosures based on the securities valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

R Real Estate Investment Trust.

At September 30, 2009, liquid assets totaling $1,154,541,766 have been segregated to cover open forward commitments, swap contracts and futures contracts. Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at September 30, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2009.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at September 30, 2009 (as a percentage of Portfolio Value):

United States	89.1%	Brazil	0.6%	Other	3.0%

Russia	3.1	Indonesia	0.5	Total	100.0%

Argentina	1.5	United Kingdom	0.5

Venezuela	1.2	Turkey	0.5

				Unrealized
FORWARD CURRENCY CONTRACTS TO BUY at 9/30/09		Aggregate	Delivery	appreciation/
(aggregate face value $326,783,483)	Value	face value	date	(depreciation)

Australian Dollar	$65,658,200	$62,251,744	10/21/09	$3,406,456

British Pound	9,835,019	9,840,086	10/21/09	(5,067)

Canadian Dollar	11,588,466	11,503,416	10/21/09	85,050

Danish Krone	2,109,446	2,098,026	10/21/09	11,420

Euro	48,043,215	48,166,764	10/21/09	(123,549)

Japanese Yen	101,724,803	98,703,332	10/21/09	3,021,471

Malaysian Ringgit	865,115	856,248	10/21/09	8,867

Mexican Peso	199,966	202,860	10/21/09	(2,894)

New Zealand Dollar	27,080	26,079	10/21/09	1,001

Norwegian Krone	47,750,875	45,646,798	10/21/09	2,104,077

Polish Zloty	19,726,375	20,024,176	10/21/09	(297,801)

South African Rand	5,994,140	5,952,407	10/21/09	41,733

Swedish Krona	19,287,202	18,653,546	10/21/09	633,656

Swiss Franc	2,867,568	2,858,001	10/21/09	9,567

Total				$8,893,987

				Unrealized
FORWARD CURRENCY CONTRACTS TO SELL at 9/30/09		Aggregate	Delivery	appreciation/
(aggregate face value $177,160,579)	Value	face value	date	(depreciation)

Australian Dollar	$1,338,799	$1,318,193	10/21/09	$(20,606)

Brazilian Real	4,326,844	4,185,772	10/21/09	(141,072)

British Pound	45,110,712	45,943,188	10/21/09	832,476

Canadian Dollar	7,856,847	7,761,243	10/21/09	(95,604)

Czech Koruna	8,533,510	8,415,409	10/21/09	(118,101)

Euro	33,868,329	33,189,254	10/21/09	(679,075)

Japanese Yen	2,947,080	2,949,686	10/21/09	2,606

Norwegian Krone	561,356	557,687	10/21/09	(3,669)

Polish Zloty	11,669,371	11,855,249	10/21/09	185,878

South African Rand	5,827,005	5,798,614	10/21/09	(28,391)

Swedish Krona	4,955,815	4,756,435	10/21/09	(199,380)

Swiss Franc	50,071,950	49,778,501	10/21/09	(293,449)

Turkish Lira (New)	655,469	651,348	10/21/09	(4,121)

Total				$(562,508)

FUTURES CONTRACTS OUTSTANDING at 9/30/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	7	$4,382,043	Dec-09	$(3,731)

Canadian Government Bond 10 yr (Long)	16	1,817,957	Dec-09	24,488

Euro-Bobl 5 yr (Long)	676	114,386,920	Dec-09	124,180

Euro-Bund 10 yr (Short)	13	2,320,254	Dec-09	(35,822)

Euro-Schatz 2 yr (Short)	3,180	503,678,623	Dec-09	(848,844)

Japanese Government Bond 10 yr (Long)	59	91,732,426	Dec-09	5,991

Japanese Government Bond 10 yr Mini (Long)	48	7,461,906	Dec-09	42,607

U.K. Gilt 10 yr (Short)	303	57,495,850	Dec-09	(267,467)

U.S. Treasury Bond 20 yr (Long)	4,229	513,294,875	Dec-09	7,931,578

U.S. Treasury Note 2 yr (Short)	302	65,524,563	Dec-09	(409,399)

U.S. Treasury Note 5 yr (Short)	1,470	170,657,813	Dec-09	(2,451,706)

U.S. Treasury Note 10 yr (Short)	3	354,984	Dec-09	(3,991)

Total				$4,107,884

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $176,566,588)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	$49,291,000	Aug-11/4.475	$3,684,502

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	73,698,000	Aug-11/4.55	5,794,874

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	79,191,000	Aug-11/4.7	6,866,652

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	122,408,000	Aug-11/4.765	11,041,202

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	49,291,000	Aug-11/4.475	2,436,947

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	73,698,000	Aug-11/4.55	3,478,546

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	79,191,000	Aug-11/4.7	3,384,623

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	122,408,000	Aug-11/4.765	5,078,708

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	147,396,000	Aug-11/4.49	11,132,820

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	138,138,000	Jul-11/4.52	10,671,161

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	69,069,000	Jul-11/4.5475	5,435,040

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	147,396,000	Aug-11/4.49	7,207,664

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	138,138,000	Jul-11/4.52	6,453,807

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	69,069,000	Jul-11/4.5475	3,174,411

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	147,297,000	Jul-11/4.46	10,845,714

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	147,297,000	Jul-11/4.525	11,340,664

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	220,945,500	Jul-11/4.745	19,639,949

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.82% versus the three month USD-LIBOR-BBA maturing September 12, 2018.	132,437,000	Sep-13/4.82	7,029,235

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	21,412,000	May-12/5.51	2,744,873

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	147,297,000	Jul-11/4.46	7,121,884

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	147,297,000	Jul-11/4.525	6,848,013

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	220,945,500	Jul-11/4.745	9,010,208

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $176,566,588) cont.	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.82% versus the three month USD-LIBOR-BBA maturing September 12, 2018.	$132,437,000	Sep-13/4.82	$4,469,749

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	197,317,000	Jun-10/5.23	1,691,007

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	197,317,000	Jun-10/5.235	1,704,819

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	21,412,000	May-12/5.51	740,532

Total			$169,027,604

TBA SALE COMMITMENTS OUTSTANDING at 9/30/09 (proceeds receivable $66,768,281)	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, October 1, 2039	$66,000,000	10/14/09	$66,845,625

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.		$636,000,000	$—	4/28/11	3 month USD-LIBOR-BBA	1.565%	$9,123,469

		120,000,000	—	6/2/19	3 month USD-LIBOR-BBA	3.65%	3,651,042

		223,264,000	—	5/23/10	3 month USD-LIBOR-BBA	3.155%	6,272,686

		109,900,000	—	7/18/13	4.14688%	3 month USD-LIBOR-	(8,433,111)
						BBA

		30,888,000	—	9/18/38	4.36125%	3 month USD-LIBOR-	(2,416,353)
						BBA

		3,055,029,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	69,959,508

		243,160,000	(1,370,361)	10/14/18	4.3%	3 month USD-LIBOR-	(23,966,984)
						BBA

		130,790,000	326,583	10/14/38	4.25%	3 month USD-LIBOR-	(9,590,842)
						BBA

		18,041,000	16,400	10/20/10	3 month USD-LIBOR-BBA	3.00%	683,421

		73,100,000	(13,977)	11/26/38	3 month USD-LIBOR-BBA	3.43%	(5,548,170)

		146,535,000	—	10/26/12	4.6165%	3 month USD-LIBOR-	(14,585,335)
						BBA

		168,070,000	—	5/19/10	3.2925%	3 month USD-LIBOR-	(4,982,838)
						BBA

		116,909,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	3,533,485

		46,300,000	—	5/8/28	4.95%	3 month USD-LIBOR-	(7,801,630)
						BBA

Barclays Bank PLC		1,000,000	—	11/12/10	3 month USD-LIBOR-BBA	2.4225%	27,746

		500,000	—	11/28/10	3 month USD-LIBOR-BBA	2.1325%	11,557

		800,000,000	—	12/8/13	2.5475%	3 month USD-LIBOR-	(11,012,372)
						BBA

		291,000,000	—	12/8/23	3 month USD-LIBOR-BBA	2.89%	(24,996,744)

		233,683,000	—	12/9/10	3 month USD-LIBOR-BBA	2.005%	4,904,795

		143,258,000	—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(7,303,024)

Citibank, N.A.	JPY	4,864,700,000	—	9/11/16	1.8675%	6 month JPY-LIBOR-	(2,951,004)
						BBA

		$97,026,000	—	7/28/19	3.895%	3 month USD-LIBOR-	(4,313,783)
						BBA

		84,800,000	—	8/6/19	3.8425%	3 month USD-LIBOR-	(3,307,064)
						BBA

		97,300,000	—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	2,968,447

		744,050,000	—	8/14/11	1.61125%	3 month USD-LIBOR-	(6,513,406)
						BBA

		236,500,000	—	8/14/14	3 month USD-LIBOR-BBA	3.10%	6,131,886

	MXN	163,555,000	—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	793,322

	MXN	49,090,000	—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	246,898

		$72,482,000	—	9/16/10	3.175%	3 month USD-LIBOR-	(1,880,183)
						BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.		$29,859,000	$—	9/18/38	4.45155%	3 month USD-LIBOR-	$(2,810,093)
						BBA

		111,743,000	—	2/24/16	2.77%	3 month USD-LIBOR-	1,188,112
						BBA

		10,939,000	—	8/18/39	3 month USD-LIBOR-BBA	4.24%	657,758

		31,009,000	—	8/27/19	3 month USD-LIBOR-BBA	3.6875%	728,811

	EUR	267,930,000 E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(929,885)
					REUTERS

		$395,701,800	—	9/22/11	1.3675%	3 month USD-LIBOR-	(783,304)
						BBA

	EUR	100,700,000	—	9/29/19	3.501%	6 month EUR-EURIBOR-	(561,432)
						REUTERS

		$192,961,000	—	9/30/19	3 month USD-LIBOR-BBA	3.425%	(490,644)

		125,327,000	—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(834,554)
		668,506,000	—	3/30/11	3 month USD-LIBOR-BBA	1.535%	5,852,631

	MXN	52,800,000	—	3/28/13	1 month MXN-TIIE-BANXICO	6.9425%	(26,590)

		$39,274,000	—	4/6/39	3.295%	3 month USD-LIBOR-	3,815,008
						BBA

		770,000,000	—	4/24/11	3 month USD-LIBOR-BBA	1.592%	11,581,533

		427,000,000	—	4/24/14	3 month USD-LIBOR-BBA	2.512%	4,079,205

		60,770,000	—	5/11/39	3.8425%	3 month USD-LIBOR-	43,170
						BBA

Citibank, N.A., London	JPY	6,200,000,000	—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	3,297,094

Credit Suisse		$80,970,500	—	9/16/10	3.143%	3 month USD-LIBOR-	(2,074,194)
International						BBA

		17,503,000	—	9/18/38	4.41338%	3 month USD-LIBOR-	(1,529,908)
						BBA

		636,461,000	—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	14,911,479

		84,554,000	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	2,301,008

		61,522,000	—	10/9/10	3 month USD-LIBOR-BBA	2.81%	2,122,594

		187,415,000	131,481	10/31/13	3.80%	3 month USD-LIBOR-	(13,279,806)
						BBA

		88,000,000	—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(3,672,413)

		48,300,000	—	7/30/19	3 month USD-LIBOR-BBA	3.87%	2,033,324

		29,840,000	—	8/5/19	3 month USD-LIBOR-BBA	3.903%	1,323,529

		90,000,000	—	8/13/19	3 month USD-LIBOR-BBA	3.9675%	4,418,238

		86,337,000	—	8/25/19	3.8475%	3 month USD-LIBOR-	(3,237,935)
						BBA

	GBP	70,810,000	—	8/25/11	1.98%	6 month GBP-LIBOR-	(511,997)
						BBA

		$95,141,000	—	8/28/19	3 month USD-LIBOR-BBA	3.6825%	2,196,273

		145,047,000	—	6/30/38	2.71%	3 month USD-LIBOR-	29,735,734
						BBA

		219,811,000	—	1/13/14	2.095%	3 month USD-LIBOR-	2,306,733
						BBA

		312,260,000	—	2/5/14	2.475%	3 month USD-LIBOR-	(1,181,235)
						BBA

		101,534,000	—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(6,744,501)

	EUR	359,050,000	—	9/18/11	1.6875%	6 month EUR-EURIBOR-	(353)
						REUTERS

	EUR	94,300,000	—	9/18/14	6 month EUR-EURIBOR-	2.755%	464,240
					REUTERS

		$169,236,000	—	9/24/24	3.975%	3 month USD-LIBOR-	(4,330,305)
						BBA

	EUR	120,880,000	—	7/4/15	3.93163%	6 month EUR-EURIBOR-	(10,986,149)
						Telerate

	SEK	406,400,000 E	—	6/8/11	2.11%	3 month SEK-STIBOR-	(92,873)
						SIDE

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse	SEK	406,400,000 E	$—	6/8/12	3 month SEK-STIBOR-SIDE	3.275%	$(65,420)
International cont.

		$58,239,000	—	6/5/39	4.29417%	3 month USD-LIBOR-	(4,597,731)
						BBA

	SEK	135,470,000 E	—	6/8/11	2.22%	3 month SEK-STIBOR-	(51,792)
						SIDE

	SEK	135,470,000 E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	(4,284)

		$50,000,000	—	6/23/19	3 month USD-LIBOR-BBA	4.054%	3,173,079

Deutsche Bank AG		126,728,000	—	4/21/14	2.51%	3 month USD-LIBOR-	(1,231,550)
						BBA

		23,466,000	—	5/12/11	1.43%	3 month USD-LIBOR-	(259,633)
						BBA

		35,000,000	—	6/9/19	3 month USD-LIBOR-BBA	4.195%	2,704,185

		115,195,000	—	7/27/19	3.755%	3 month USD-LIBOR-	(3,732,550)
						BBA

		33,959,000	—	7/28/19	3.895%	3 month USD-LIBOR-	(1,509,820)
						BBA

		68,100,000	—	8/11/19	4.18%	3 month USD-LIBOR-	(4,609,833)
						BBA

		16,000,000	—	8/12/19	3 month USD-LIBOR-BBA	4.147%	1,035,798

		44,645,000	—	9/23/38	4.75%	3 month USD-LIBOR-	(6,519,119)
						BBA

		134,812,000	—	9/24/10	3 month USD-LIBOR-BBA	3.395%	3,767,267

		537,107,000	—	10/24/10	3 month USD-LIBOR-BBA	2.604%	16,631,194

		399,143,000	—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	12,937,505

	ZAR	52,785,000	—	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	206,074

		$67,190,000	—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	1,932,596

		428,262,000	—	12/5/13	2.590625%	3 month USD-LIBOR-	(6,846,503)
						BBA

		87,631,000	—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	1,107,577

		82,688,000	—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(10,902,826)

		869,229,000	—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	11,870,258

		5,000,000	—	12/22/13	2.008%	3 month USD-LIBOR-	54,502
						BBA

		98,067,000	—	12/24/13	2.165%	3 month USD-LIBOR-	416,007
						BBA

		159,639,000	—	12/30/13	2.15633%	3 month USD-LIBOR-	820,085
						BBA

		41,300,000	—	1/8/29	3 month USD-LIBOR-BBA	3.19625%	(3,537,141)

		180,540,000	—	1/8/19	3 month USD-LIBOR-BBA	2.735%	(8,687,314)

		131,900,000	—	1/8/14	2.375%	3 month USD-LIBOR-	(262,679)
						BBA

		61,044,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(5,488,087)

		85,607,000	—	8/26/19	3 month USD-LIBOR-BBA	3.73%	2,332,749

		320,546,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(22,465,940)

		898,335,000	—	2/5/14	2.44661%	3 month USD-LIBOR-	(2,298,565)
						BBA

		89,169,000	—	2/6/14	2.5529%	3 month USD-LIBOR-	(628,479)
						BBA

		44,482,000	—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(2,485,134)

		59,000,000	—	2/6/14	2.5675%	3 month USD-LIBOR-	(453,148)
						BBA

		30,000,000	—	2/9/14	2.525%	3 month USD-LIBOR-	(164,289)
						BBA

		29,000,000	—	2/10/14	2.55%	3 month USD-LIBOR-	(190,000)
						BBA

		333,017,000	—	2/10/14	2.5825%	3 month USD-LIBOR-	(2,646,743)
						BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.		$105,911,000	$—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	$ (5,261,806)

		62,894,000	—	2/25/14	2.4675%	3 month USD-LIBOR-	(107,766)
						BBA

		669,000,000	—	3/4/14	2.54%	3 month USD-LIBOR-	(2,901,787)
						BBA

		804,000,000	—	3/4/19	3 month USD-LIBOR-BBA	3.20087%	(11,671,545)

		257,000,000	—	3/4/39	3.37174%	3 month USD-LIBOR-	24,599,705
						BBA

		8,000,000	—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(59,412)

		5,000,000	—	3/11/16	3 month USD-LIBOR-BBA	2.892%	(23,496)

		6,200,000	—	3/11/16	3 month USD-LIBOR-BBA	2.938%	(12,051)

		744,044,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	5,644,425

		7,000,000	—	3/24/14	2.297%	3 month USD-LIBOR-	55,642
						BBA

		452,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-	2,672,356
						BBA

		204,000,000	—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(8,815,052)

		79,140,200	—	9/22/19	3.6875%	3 month USD-LIBOR-	(1,656,367)
						BBA

		383,615,000 E	(1,032,785)	10/2/39	3.91%	3 month USD-LIBOR-	—
						BBA

		568,680,000 E	895,770	10/2/29	3 month USD-LIBOR-BBA	3.85%	—

		342,592,000 E	(119,390)	10/2/19	3.45%	3 month USD-LIBOR-	—
						BBA

		366,529,000 E	(79,614)	10/2/11	1.29%	3 month USD-LIBOR-	—
						BBA

Goldman Sachs		58,036,000	—	4/23/18	4.43%	3 month USD-LIBOR-	(5,994,039)
International						BBA

	JPY	3,003,000,000	—	6/10/16	1.953%	6 month JPY-LIBOR-	(2,101,490)
						BBA

		$245,969,000	—	7/31/14	3 month USD-LIBOR-BBA	3.075%	6,434,754

		396,000,000	—	8/12/11	1.735%	3 month USD-LIBOR-	(4,488,412)
						BBA

		137,000,000	—	8/12/14	3 month USD-LIBOR-BBA	3.2575%	4,602,743

	GBP	140,180,000	—	8/20/11	2.0225%	6 month GBP-LIBOR-	(1,242,308)
						BBA

	GBP	504,700,000	—	8/24/11	2.035%	6 month GBP-LIBOR-	(4,565,315)
						BBA

	GBP	181,010,000	—	8/24/14	6 month GBP-LIBOR-BBA	3.4825%	4,124,955

	GBP	36,590,000	—	8/24/29	6 month GBP-LIBOR-BBA	4.29%	1,473,171

		$30,902,000	33,789	10/24/13	3 month USD-LIBOR-BBA	3.50%	1,858,921

	EUR	15,020,000	—	12/5/18	3.488%	6 month EUR-EURIBOR-	(640,525)
						Reuters

	EUR	3,800,000	—	12/5/18	6 month EUR-EURIBOR-Reuters	3.488%	162,050

	AUD	73,850,000 E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(919,809)

	EUR	311,170,000	—	9/22/11	6 month EUR-EURIBOR-	1.718%	241,976
					REUTERS

		$247,313,200	—	9/22/14	2.83%	3 month USD-LIBOR-	(2,382,901)
						BBA

	EUR	353,000,000	—	9/25/11	6 month EUR-EURIBOR-	1.718%	219,827
					REUTERS

	GBP	322,600,000	—	9/23/11	1.9475%	6 month GBP-LIBOR-	(1,441,461)
						BBA

		$176,736,900	—	9/29/14	3 month USD-LIBOR-BBA	2.6925%	431,925

JPMorgan Chase Bank, N.A.		65,961,000	—	3/11/38	5.0025%	3 month USD-LIBOR-	(12,568,422)
						BBA

		146,495,000	—	3/20/13	3 month USD-LIBOR-BBA	3.145%	5,360,184

		352,958,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	3,480,478

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,		$151,351,000	$—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	$10,052,023
N.A. cont.

		167,525,000	—	5/23/10	3 month USD-LIBOR-BBA	3.16%	4,716,287

		74,549,000	—	5/22/19	3 month USD-LIBOR-BBA	3.3225%	215,904

		610,670,000	—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	5,214,250

		143,450,000 E	—	6/9/20	4.73%	3 month USD-LIBOR-	(11,606,539)
						BBA

		30,000,000	—	6/9/19	3 month USD-LIBOR-BBA	4.207%	2,349,293

		210,915,000	—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	3,520,215

		146,800,000	—	6/10/11	3 month USD-LIBOR-BBA	1.81%	2,568,227

		31,575,000	—	7/16/10	3 month USD-LIBOR-BBA	3.384%	908,807

		93,626,000	—	7/22/10	3 month USD-LIBOR-BBA	3.565%	2,855,307

		245,041,000	—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	7,322,683

	CAD	82,290,000	—	6/9/12	6 month CAD-BA-CDOR	1.95%	548,419

	CAD	27,700,000	—	6/9/14	2.725%	6 month CAD-BA-CDOR	(358,092)

		$143,450,000 E	—	6/11/20	4.735%	3 month USD-LIBOR-	(11,636,664)
						BBA

	CAD	139,100,000	—	6/9/10	0.57%	1 month CAD-BA-CDOR	(117,368)

		$198,909,000	—	6/16/19	4.09%	3 month USD-LIBOR-	(13,397,764)
						BBA

		52,194,000	—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	2,511,628

	AUD	31,990,000	—	6/26/19	6 month AUD-BBR-BBSW	6.05%	187,783

	CAD	31,990,000	—	6/25/19	3.626%	6 month CAD-BA-CDOR	(885,755)

	JPY	14,660,710,000	—	9/18/15	6 month JPY-LIBOR-BBA	1.19%	2,265,729

	JPY	14,980,000	—	9/18/38	2.17%	6 month JPY-LIBOR-	(1,773)
						BBA

		$84,580,000	—	9/23/38	4.70763%	3 month USD-LIBOR-	(11,720,406)
						BBA

		23,183,000	—	10/22/10	3 month USD-LIBOR-BBA	2.78%	779,699

		44,696,000	—	10/23/13	3 month USD-LIBOR-BBA	3.535%	2,712,887

	EUR	96,210,000	—	11/4/18	6 month EUR-EURIBOR-	4.318%	14,578,408
					REUTERS

	JPY	2,192,700,000 E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(133,343)

	JPY	2,948,000,000 E	—	7/28/39	2.40%	6 month JPY-LIBOR-	186,183
						BBA

		$197,300,000	—	7/30/11	1.46%	3 month USD-LIBOR-	(1,299,063)
						BBA

		115,989,000	—	8/3/14	3 month USD-LIBOR-BBA	3.061%	2,908,983

		207,000,000	—	11/24/10	3 month USD-LIBOR-BBA	2.0075%	4,380,327

	EUR	156,230,000	—	12/11/13	6 month EUR-EURIBOR-	3.536%	14,134,314
					REUTERS

	PLN	45,800,000	—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	193,034

		$129,800,000	—	8/4/14	3 month USD-LIBOR-BBA	2.89%	2,191,478

	HUF	2,022,000,000	—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	(38,254)

		$58,700,000	—	8/7/19	4.015%	3 month USD-LIBOR-	(3,160,250)
						BBA

		124,000,000	—	8/10/19	4.02%	3 month USD-LIBOR-	(6,687,844)
						BBA

		388,000,000	—	8/12/11	1.735%	3 month USD-LIBOR-	(4,397,737)
						BBA

		135,000,000	—	8/12/14	3 month USD-LIBOR-BBA	3.26%	4,552,209

		599,200,000	—	8/13/11	1.67589%	3 month USD-LIBOR-	(6,031,582)
						BBA

		163,500,000	—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	$4,625,122

		74,330,000	(118,814)	8/13/19	3 month USD-LIBOR-BBA	4.00%	3,739,275

	HUF	531,500,000	—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	(19,006)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,	JPY	21,270,000,000	$—	6/6/13	1.83%	6 month JPY-LIBOR-	$(10,374,591)
N.A. cont.						BBA

		$33,440,000	—	1/27/24	3.1%	3 month USD-LIBOR-	2,268,316
						BBA

	AUD	59,080,000 E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(797,003)

		$15,303,000	—	1/27/29	3 month USD-LIBOR-BBA	3.135%	(1,468,326)
		16,720,000	—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(793,587)

		1,386,491,000	—	2/6/11	1.6966%	3 month USD-LIBOR-	(17,954,971)
						BBA

		137,096,000	—	2/6/29	3 month USD-LIBOR-BBA	3.4546%	(7,102,153)

		306,452,000	—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	3,692,377

		37,977,000	—	3/6/39	3.48%	3 month USD-LIBOR-	2,916,919
						BBA

		83,464,800	—	9/10/19	3.66%	3 month USD-LIBOR-	(1,655,850)
						BBA

	EUR	45,710,000 E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	411,667
					REUTERS

		$69,500,000	—	9/14/19	3 month USD-LIBOR-BBA	3.505%	415,861

	EUR	359,050,000	—	9/18/11	1.662%	6 month EUR-EURIBOR-	238,723
						REUTERS

	EUR	94,300,000	—	9/18/14	6 month EUR-EURIBOR-	2.72%	238,779
					REUTERS

		$60,100,000	—	9/21/19	3 month USD-LIBOR-BBA	3.575%	679,249

	EUR	122,680,000	—	9/22/19	6 month EUR-EURIBOR-	3.549%	1,508,994
					REUTERS

		$173,350,000	—	9/22/19	3.645%	3 month USD-LIBOR-	(2,991,831)
						BBA

		395,701,800	—	9/22/11	1.335%	3 month USD-LIBOR-	(530,796)
						BBA

	GBP	5,490,000	—	9/24/29	6 month GBP-LIBOR-BBA	4.1975%	92,260

	GBP	44,190,000	—	9/28/19	3.9225%	6 month GBP-LIBOR-	(272,319)
						BBA

	EUR	61,340,000 E	—	10/1/19	3.481%	6 month EUR-EURIBOR-	(170,670)
						REUTERS

	CAD	36,050,000	—	3/16/11	0.98%	3 month CAD-BA-CDOR	(6,171)

	CAD	7,930,000	—	3/16/19	3 month CAD-BA-CDOR	2.7%	(386,117)

	CAD	37,010,000	—	3/17/13	1.56%	3 month CAD-BA-CDOR	726,241

	CAD	11,790,000	—	3/17/24	3 month CAD-BA-CDOR	3.46%	(502,018)

		$177,000,000	—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	1,406,944

		553,550,000	—	4/3/11	3 month USD-LIBOR-BBA	1.365%	6,266,417

		116,910,000	—	4/3/13	1.963%	3 month USD-LIBOR-	(419,720)
						BBA

		455,410,000	—	4/3/14	2.203%	3 month USD-LIBOR-	1,569,406
						BBA

		560,130,000	—	4/3/10	3 month USD-LIBOR-BBA	1.168%	4,725,459

		354,000,000	—	4/9/14	2.435%	3 month USD-LIBOR-	(2,562,862)
						BBA

		102,362,000	—	4/9/11	3 month USD-LIBOR-BBA	1.5025%	1,423,287

		62,000,000	—	5/11/19	3 month USD-LIBOR-BBA	3.4%	658,985

Merrill Lynch Capital	JPY	3,003,000,000	—	6/10/16	1.99625%	6 month JPY-LIBOR-	(2,200,255)
Services, Inc.						BBA

Merrill Lynch Derivative	JPY	1,501,500,000	—	6/11/17	2.05625%	6 month JPY-LIBOR-	(1,177,040)
Products AG						BBA

Morgan Stanley		$6,300,000	—	7/30/19	3 month USD-LIBOR-BBA	3.87%	265,216
Capital Services, Inc.

Total							$(21,590,980)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/09

			Termi-			Unrealized
Swap		Notional	nation	Fixed payments received (paid)	Total return received	appreciation/
counterparty		amount	date	by fund per annum	(paid) by fund	(depreciation)

Deutsche Bank AG
EUR		28,830,000	3/27/14	1.785%	Eurostat Eurozone HICP	$211,093
					excluding tobacco

Goldman Sachs
International
	GBP	38,050,000	8/21/12	(2.66%)	GBP Non-revised UK	83,432
					Retail Price Index

	EUR	48,050,000	4/30/13	2.375%	French Consumer Price	2,922,938
					Index excluding tobacco

	EUR	48,050,000	4/30/13	(2.41%)	Eurostat Eurozone HICP	(3,036,928)
					excluding tobacco

	EUR	48,050,000	5/6/13	2.34%	French Consumer Price	2,824,428
					Index excluding tobacco

	EUR	48,050,000	5/6/13	(2.385%)	Eurostat Eurozone HICP	(2,960,935)
					excluding tobacco

		$30,910,000	7/9/14	(1.70%)	USA Non Revised	183,296
					Consumer Price Index —
					Urban (CPI-U)

		24,728,000	7/13/14	(1.60%)	USA Non Revised	265,579
					Consumer Price Index —
					Urban (CPI-U)

	EUR	26,320,000	4/23/14	1.67%	Eurostat Eurozone HICP	(260,551)
					excluding tobacco

	EUR	26,290,000	4/14/14	1.835%	Eurostat Eurozone HICP	42,349
					excluding tobacco

		$98,640,000	5/18/10	(0.25%)	USA Non Revised	1,679,839
					Consumer Price Index —
					Urban (CPI-U)

JPMorgan Chase Bank, N.A.
		980,000	6/9/14	(2.10%)	USA Non Revised	(15,611)
					Consumer Price Index —
					Urban (CPI-U)

Total						$1,938,929

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Financial Security Assurance Holdings,	Baa1	$—	$2,480,000	12/20/12	95 bp	$(380,993)
Ltd, 6.4%, 12/15/66

Ford Motor Co., 7.45%, 7/16/31	Caa2	—	2,000,000	3/20/12	(525 bp)	129,123

Ford Motor Credit Co., 7%, 10/1/13	Caa1	—	6,000,000	3/20/12	285 bp	(286,317)

Barclays Bank PLC
DJ ABX HE PEN AAA Series 6 Version 1	—	1,211,771	6,667,299	7/25/45	18 bp	429,896
Index

DJ ABX HE PEN AAA Series 6 Version 1	—	958,813	5,000,474	7/25/45	18 bp	372,408
Index

DJ ABX HE PEN AAA Series 6 Version 1	—	1,113,899	5,278,796	7/25/45	18 bp	494,855
Index

DJ ABX HE PEN AAA Series 6 Version 1	—	1,129,053	5,328,770	7/25/45	18 bp	504,148
Index

DJ ABX HE PEN AAA Series 7 Version 1	—	4,053,721	6,878,000	8/25/37	9 bp	(200,219)
Index

DJ CDX NA IG Series 12 Version 1 Index	—	(1,473,068)	39,060,000	6/20/14	(100 bp)	(1,312,445)

Citibank, N.A.
DJ ABX HE AAA Index	—	3,601,589	17,409,227	5/25/46	11 bp	(1,316,198)

DJ ABX HE PEN AAA Index	—	2,956,550	19,118,467	5/25/46	11 bp	(2,444,067)

DJ ABX HE PEN AAA Series 6 Version 1	—	739,474	3,477,835	5/25/46	11 bp	(242,951)
Index

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09 cont.						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Citibank, N.A. cont.
DJ ABX HE PEN AAA Series 6 Version 1	—	$795,697		$3,908,944	7/25/45	18 bp	$337,296
Index

DJ ABX HE PEN AAA Series 6 Version 2	—	2,947,826		16,056,112	5/25/46	11 bp	(1,587,732)
Index

Lighthouse International Co., SA, 8%,	B3	—	EUR	2,090,000	3/20/13	815 bp	(522,908)
4/30/14

Republic of Argentina, 8.28%, 12/31/33	B–	—		$1,435,000	9/20/13	(1,170 bp)	(26,318)

Republic of Argentina, 8.28%, 12/31/33	B–	—		1,437,000	9/20/13	(945 bp)	72,518

Credit Suisse First Boston International
Ukraine (Government of), 7.65%,	B2	—		4,715,000	10/20/11	194 bp	(925,424)
6/11/13

Credit Suisse International
DJ ABX HE PEN AAA Series 6 Version 1	—	4,857,308		23,680,101	7/25/45	18 bp	2,080,342
Index

DJ ABX HE PEN AAA Series 6 Version 2	—	9,162,495		20,041,665	5/25/46	11 bp	3,501,092
Index

DJ ABX HE PEN AAA Series 7 Version 1	—	5,169,188		8,706,000	8/25/37	9 bp	(206,637)
Index

DJ CMB NA CMBX AAA Index	—	38,782		233,000	12/13/49	8 bp	(4,903)

DJ CMBX NA AAA Series 4 Version 1	—	13,810,886		33,433,000	2/17/51	35 bp	7,096,149
Index

Deutsche Bank AG
DJ ABX HE PEN AAA Index	—	2,943,050		19,118,467	5/25/46	11 bp	(2,457,567)

DJ ABX HE PEN AAA Series 6 Version 1	—	549,025		2,517,333	7/25/45	18 bp	253,818
Index

DJ ABX HE PEN AAA Series 6 Version 2	—	3,184,616		8,455,566	5/25/46	11 bp	796,073
Index

DJ iTraxx Europe Series 8 Version 1	—	(231,136)	EUR	2,409,600	12/20/12	(375 bp)	9,008

DJ iTraxx Europe Series 9 Version 1	—	683,003	EUR	9,998,400	6/20/13	(650 bp)	449,482

Federal Republic of Brazil, 12 1/4%,	Baa3	—		$3,770,000	10/20/17	105 bp	(88,884)
3/6/30

General Electric Capital Corp., 6%,	Aa2	—		1,470,000	9/20/13	109 bp	(45,150)
6/15/12

India Government Bond, 5 7/8%, 1/2/10	Ba2	—		17,880,000	1/11/10	170 bp	156,914

Korea Monetary STAB Bond, 5.15%,	A2	—		6,120,000	2/19/10	153 bp	22,719
2/12/10

Korea Monetary STAB Bond, 5.45%,	A	—		6,185,000	2/1/10	139 bp	23,304
1/23/10

Republic of Argentina, 8.28%, 12/31/33	B–	—		987,500	4/20/13	(565 bp)	118,536

Republic of Argentina, 8.28%, 12/31/33	B–	—		2,875,000	8/20/12	(380 bp)	468,196

Republic of Argentina, 8.28%, 12/31/33	B–	—		6,155,000	3/20/13	(551 bp)	895,135

Russian Federation, 7 1/2%, 3/31/30	Baa1	—		987,500	4/20/13	(112 bp)	20,868

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	2,045,000	9/20/13	715 bp	101,550

Thomson SA, 5 3/4%, 9/25/49	C	—	EUR	50,200	12/20/12	(375 bp)	15,175

Thomson SA, 5 3/4%, 9/25/49	C	—	EUR	208,300	6/20/13	(650 bp)	54,568

United Mexican States, 7.5%, 4/8/33	Baa1	—		$6,115,000	3/20/14	56 bp	(244,872)

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	1,975,000	9/20/13	477 bp	31,865
4/15/14

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	1,975,000	9/20/13	535 bp	89,858
4/15/14

Goldman Sachs International
DJ ABX HE PEN AAA Series 6 Version 2	—	3,937,742		$9,124,504	5/25/46	11 bp	1,360,237
Index

DJ CDX NA CMBX AAA Index	—	211,407		5,780,000	3/15/49	7 bp	(496,587)

DJ CDX NA IG Series 12 Version 1 Index	—	(11,391,521)		262,060,000	6/20/14	(100 bp)	(10,313,871)

DJ CDX NA IG Series 12 Version 1 Index	—	(629,495)		14,324,000	6/20/14	(100 bp)	(570,591)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09 cont.							Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International cont.
Lighthouse International Co, SA, 8%,	B3	$—	EUR	1,835,000		3/20/13	680 bp	$(463,454)
4/30/14

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	1,910,000		9/20/13	720 bp	88,510

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Caa1	—		$285,000		6/20/12	230 bp	(78,960)

DJ ABX HE PEN AAA Series 6 Version 1	—	1,914,369		8,925,917		7/25/45	18 bp	867,359
Index

DJ ABX HE PEN AAA Series 6 Version 2	—	814,633		3,730,491		5/25/46	11 bp	(239,163)
Index

DJ ABX HE PEN AAA Series 6 Version 2	—	3,198,897		8,372,150		5/25/46	11 bp	833,918
Index

DJ CDX NA EM Series 10 Index	—	134,596		2,330,000		12/20/13	335 bp	175,158

DJ iTraxx Europe Crossover Series 8	—	(672,410)	EUR	5,032,320		12/20/12	(375 bp)	(170,881)
Version 1

Freeport-McMoRan Copper & Gold, Inc.,	Ba2	—		$4,878,600		3/20/12	(85 bp)	(30,911)
bank term loan

Republic of Argentina, 8.28%, 12/31/33	B–	—		2,860,000		6/20/14	235 bp	(832,876)

Republic of Hungary, 4 3/4%, 2/3/15	Baa1	—		2,595,000		4/20/13	(171.5 bp)	8,401

Russian Federation, 7 1/2%, 3/31/30	Baa1	—		1,955,000		5/20/17	60 bp	(195,108)

Russian Federation, 7 1/2%, 3/31/30	Baa1	—		495,000		9/20/13	276 bp	13,705

Russian Federation, 7.5%, 3/31/30	Baa1	—		4,675,000		8/20/12	65 bp	(146,481)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—		920,000		6/20/13	595 bp	(41,096)

Thomson SA, 5 3/4%, 9/25/49	C	—	EUR	104,840		12/20/12	(375 bp)	31,692

Merrill Lynch Capital Services, Inc.
D.R. Horton Inc., 7 7/8%, 8/15/11	Ba3	—		$3,320,000		9/20/11	(426 bp)	(183,972)

Morgan Stanley Capital Services, Inc.
DJ ABX CMBX BBB Index	—	177		244,027		10/12/52	(134 bp)	177,271

DJ CMB NA CMBX AAA Index	—	1,072,185		9,880,000		2/17/51	35 bp	(912,227)

Dominican Republic, 8 5/8%, 4/20/27	B2	—		5,020,000		11/20/11	(170 bp)	389,786

Freeport-McMoRan Copper & Gold, Inc.,	Baa3	—		4,877,900		3/20/12	44 bp	(49,513)
T/L Bank Loan

Nalco Co., 7.75%, 11/15/11	Ba2	—		835,000		3/20/13	460 bp	31,144

Republic of Venezuela, 9 1/4%, 9/15/27	B2	—		3,545,000		10/12/12	339 bp	(411,122)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	B1	—		230,000	F	9/20/13	(760 bp)	(28,934)

Total								$(4,957,255)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) disclosures based on securities valuation inputs.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$227,916,382	$9,150,026

Convertible bonds and notes	—	5,057,472	—

Corporate bonds and notes	—	527,791,428	8,687

Foreign government bonds and notes	—	133,489,156	—

Mortgage-backed securities	—	1,279,078,841	3,702,871

Purchased options outstanding	—	68,336,878	—

Senior loans	—	94,285,349	—

U.S. Government and Agency Mortgage Obligations	—	402,778,796	—

Short-term investments	234,864,411	155,382,860	—

Totals by level	$234,864,411	$2,894,117,162	$12,861,584
	Level 1	Level 2	Level 3

Other financial instruments:	$4,107,884	$(307,613,260)	$(791,830)

Other financial instruments include futures, written options, TBA sale commitments, swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of September 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
Investments in securities:	2008	premiums	(loss)	(depreciation)†	sales	Level 3	2009

Asset-backed securities	$16,580,332	$177,910	$(2,919,598)	$(597,789)	$(8,339,332)	$4,248,503	$9,150,026

Corporate bonds and notes	$80	—	(2,645)	23,222	(11,970)	—	$8,687

Mortgage-backed securities	$5,562,362	—		(46,497)	3,749,368	(5,562,362)	$3,702,871

Totals:	$22,142,774	$177,910	$(2,922,243)	$(621,064)	$(4,601,934)	$(1,313,859)	$12,861,584

† Includes ($1,991,903) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
	2008	premiums	(loss)	(depreciation)	sales	Level 3	2009 ††

Other financial instruments:	$(816,903)	$—	$—	$25,073	$—	$—	$(791,830)

†† Includes amount payable under receivable purchase agreement.

* Includes $25,073 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,877,300,602)	$2,906,978,746
Affiliated issuers (identified cost $234,864,411) (Note 6)	234,864,411

Cash	16,879,156

Foreign currency (cost $4,130) (Note 1)	5,328

Interest and other receivables	31,791,460

Receivable for shares of the fund sold	26,561,856

Receivable for investments sold	337,148,791

Receivable for sales of delayed delivery securities
(Notes 1 and 7)	66,999,986

Unrealized appreciation on swap contracts (Note 1)	482,155,329

Unrealized appreciation on forward currency contracts
(Note 1)	10,593,732

Premiums paid on swap contracts (Note 1)	17,132,571

Total assets	4,131,111,366

LIABILITIES

Payable for variation margin (Note 1)	1,386,019

Payable for investments purchased	388,580,748

Payable for purchases of delayed delivery securities
(Notes 1 and 7)	400,206,411

Payable for shares of the fund repurchased	5,386,868

Payable for compensation of Manager (Note 2)	3,107,698

Payable for investor servicing fees (Note 2)	338,914

Payable for custodian fees (Note 2)	95,536

Payable for Trustee compensation and expenses (Note 2)	383,382

Payable for administrative services (Note 2)	7,511

Payable for distribution fees (Note 2)	1,219,845

Unrealized depreciation on forward currency contracts
(Note 1)	2,262,253

Payable for receivable purchase agreement (Note 2)	791,830

Interest payable (Note 2)	473,769

Written options outstanding, at value
(premiums received $176,566,588) (Notes 1 and 3)	169,027,604

Premiums received on swap contracts (Note 1)	72,594,775

Unrealized depreciation on swap contracts (Note 1)	506,764,635

TBA sale commitments, at value (proceeds receivable
$66,768,281) (Note 1)	66,845,625

Other accrued expenses	421,293

Total liabilities	1,619,894,716

Net assets	$2,511,216,650

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$3,410,451,946

Undistributed net investment income (Note 1)	114,816,333

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(1,040,163,133)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	26,111,504

Total — Representing net assets applicable to
capital shares outstanding	$2,511,216,650

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($1,334,297,878 divided by 169,212,291 shares)	$7.89

Offering price per class A share (100/96.00 of $7.89)*	$8.22

Net asset value and offering price per
class B share ($83,496,702 divided by 10,661,843 shares)**	$7.83

Net asset value and offering price per
class C share ($298,230,889 divided by 38,235,938 shares)**	$7.80

Net asset value and redemption price per
class M share ($460,240,429 divided by 59,049,029 shares)	$7.79

Offering price per class M share (100/96.75 of $7.79)***	$8.05

Net asset value, offering price and redemption price per
class R share ($2,955,952 divided by 378,009 shares)	$7.82

Net asset value, offering price and redemption price per
class Y share ($331,994,800 divided by 42,269,517 shares)	$7.85

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/09

INVESTMENT INCOME

Interest (net of foreign tax of $96,340) (including
interest income of $241,216 from investments in
affiliated issuers) (Note 6)	$140,119,442

Securities lending	25,264

Total investment income	140,144,706

EXPENSES

Compensation of Manager (Note 2)	9,864,799

Investor servicing fees (Note 2)	3,167,033

Custodian fees (Note 2)	153,879

Trustee compensation and expenses (Note 2)	111,013

Administrative services (Note 2)	67,825

Distribution fees — Class A (Note 2)	2,300,814

Distribution fees — Class B (Note 2)	733,842

Distribution fees — Class C (Note 2)	1,354,179

Distribution fees — Class M (Note 2)	1,970,473

Distribution fees — Class R (Note 2)	10,559

Interest expense (Note 2)	578,466

Other	844,245

Fees waived by Manager (Note 2)	(444,350)

Total expenses	20,712,777

Expense reduction (Note 2)	(27,971)

Net expenses	20,684,806

Net investment income	119,459,900

Net realized loss on investments (Notes 1 and 3)	(95,693,494)

Net realized loss on swap contracts (Note 1)	(209,840,408)

Net realized loss on futures contracts (Note 1)	(84,603,423)

Net realized gain on foreign currency transactions (Note 1)	3,969,075

Net realized gain on written options (Notes 1 and 3)	2,579,151

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	16,684,292

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, TBA sale commitments,
and receivable purchase agreements during the year	422,421,167

Net gain on investments	55,516,360

Net increase in net assets resulting from operations	$174,976,260

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/09	9/30/08

Operations:

Net investment income	$119,459,900	$169,491,003

Net realized gain (loss) on investments
and foreign currency transactions	(383,589,099)	10,097,066

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	439,105,459	(479,649,346)

Net increase (decrease) in net assets
resulting from operations	174,976,260	(300,061,277)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(94,601,571)	(84,521,691)

Class B	(7,069,899)	(8,637,540)

Class C	(12,799,705)	(7,206,139)

Class M	(40,711,713)	(40,077,969)

Class R	(216,452)	(194,303)

Class Y	(10,206,043)	(6,103,511)

Increase in capital from settlement payments	3,462	—

Redemption fees (Note 1)	8,128	19,607

Increase (decrease) from capital share
transactions (Note 4)	593,397,487	(204,167,730)

Total increase (decrease) in net assets	602,779,954	(650,950,553)

NET ASSETS

Beginning of year	1,908,436,696	2,559,387,249

End of year (including undistributed net
investment income of $114,816,333 and
$105,970,815, respectively)	$2,511,216,650	$1,908,436,696

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio ofexpenses	Ratio ofnet
			Net realized and	Total from	From net				Net asset	Total return	Net assets,	Ratio ofexpenses	toaverage netassets,	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	Total	Redemption	Non-recurring	value, end	at net asset	endof period	toaverage	excluding interest	(loss) toaverage	Portfolio
Period ended	beginning ofperiod	income (loss) [a,i]	on investments	operations	income	distributions	fees [b]	reimbursements	of period	value (%) [c]	(inthousands)	netassets (%) [d,e]	expense (%) [d,e]	netassets (%) [d]	turnover (%) [f]

Class A
September 30, 2009	$8.10	.49	(.02)	.47	(.68)	(.68)	—	— b,g	$7.89	8.23	$1,334,298	1.13 h	1.09	7.44	222.89
September 30, 2008	9.91	.69	(1.90)	(1.21)	(.60)	(.60)	—	—	8.10	(12.80)	1,084,321	1.04	1.04	7.36	156.65
September 30, 2007	9.93	.52	— b	.52	(.54)	(.54)	—	—	9.91	5.36	1,457,286.98		.98	5.17	73.94
September 30, 2006	10.20	.53 i	(.05)	.48	(.75)	(.75)	—	—	9.93	5.03	1,336,319	.95 i	.95 i	5.32 i	71.35
September 30, 2005	10.10	.51	.13	.64	(.54)	(.54)	—	—	10.20	6.50	1,364,862.91		.91	4.97	125.82

Class B
September 30, 2009	$8.04	.42	—	.42	(.63)	(.63)	—	— b,g	$7.83	7.43	$83,497	1.88 h	1.84	6.41	222.89
September 30, 2008	9.83	.61	(1.88)	(1.27)	(.52)	(.52)	—	—	8.04	(13.40)	109,173	1.79	1.79	6.57	156.65
September 30, 2007	9.85	.44	.01	.45	(.47)	(.47)	—	—	9.83	4.61	201,481	1.73	1.73	4.45	73.94
September 30, 2006	10.12	.45 i	(.04)	.41	(.68)	(.68)	—	—	9.85	4.26	273,563	1.70 i	1.70 i	4.59 i	71.35
September 30, 2005	10.02	.43	.14	.57	(.47)	(.47)	—	—	10.12	5.72	391,133	1.66	1.66	4.23	125.82

Class C
September 30, 2009	$8.03	.48	(.07)	.41	(.64)	(.64)	—	— b,g	$7.80	7.27	$298,231	1.88 h	1.84	7.12	222.89
September 30, 2008	9.84	.61	(1.89)	(1.28)	(.53)	(.53)	—	—	8.03	(13.57)	115,325	1.79	1.79	6.62	156.65
September 30, 2007	9.87	.44	— b	.44	(.47)	(.47)	—	—	9.84	4.49	129,666	1.73	1.73	4.42	73.94
September 30, 2006	10.14	.45 i	(.04)	.41	(.68)	(.68)	—	—	9.87	4.25	120,990	1.70 i	1.70 i	4.61 i	71.35
September 30, 2005	10.04	.43	.14	.57	(.47)	(.47)	—	—	10.14	5.71	226,005	1.66	1.66	4.23	125.82

Class M
September 30, 2009	$8.02	.45	(.01)	.44	(.67)	(.67)	—	— b,g	$7.79	7.81	$460,240	1.38 h	1.34	6.98	222.89
September 30, 2008	9.81	.66	(1.88)	(1.22)	(.57)	(.57)	—	—	8.02	(12.95)	514,664	1.29	1.29	7.10	156.65
September 30, 2007	9.84	.49	— b	.49	(.52)	(.52)	—	—	9.81	5.05	745,508	1.23	1.23	4.96	73.94
September 30, 2006	10.11	.50 i	(.04)	.46	(.73)	(.73)	—	—	9.84	4.82	1,082,428	1.20 i	1.20 i	5.10 i	71.35
September 30, 2005	10.02	.48	.13	.61	(.52)	(.52)	—	—	10.11	6.19	1,898,276	1.16	1.16	4.73	125.82

Class R
September 30, 2009	$8.06	.48	(.05)	.43	(.67)	(.67)	—	— b,g	$7.82	7.68	$2,956	1.38 h	1.34	7.20	222.89
September 30, 2008	9.89	.66	(1.92)	(1.26)	(.57)	(.57)	—	—	8.06	(13.29)	2,756	1.29	1.29	7.09	156.65
September 30, 2007	9.91	.46	.04	.50	(.52)	(.52)	—	—	9.89	5.13	4,896	1.23	1.23	4.66	73.94
September 30, 2006	10.18	.50 i	(.04)	.46	(.73)	(.73)	—	—	9.91	4.79	703	1.20 i	1.20 i	5.06 i	71.35
September 30, 2005	10.09	.48	.14	.62	(.53)	(.53)	—	—	10.18	6.20	563	1.16	1.16	4.66	125.82

Class Y
September 30, 2009	$8.08	.60	(.13)	.47	(.70)	(.70)	—	— b,g	$7.85	8.26	$331,995	.88 h	.84	8.61	222.89
September 30, 2008	9.92	.71	(1.93)	(1.22)	(.62)	(.62)	—	—	8.08	(12.88)	82,197.79		.79	7.59	156.65
September 30, 2007	9.93	.54	.01	.55	(.56)	(.56)	—	—	9.92	5.72	20,550.73		.73	5.40	73.94
September 30, 2006	10.20	.55 i	(.04)	.51	(.78)	(.78)	—	—	9.93	5.29	16,251	.70 i	.70 i	5.59 i	71.35
September 30, 2005	10.10	.53	.14	.67	(.57)	(.57)	—	—	10.20	6.74	32,129.66		.66	5.22	125.82

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	0.01

September 30, 2005	0.01

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of September 30, 2009 (Note 2).

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements

54	55

Notes to financial statements 9/30/09

Note 1: Significant accounting policies

Putnam Diversified Income Trust is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by allocating its investments among the U.S. government, investment-grade corporate, high-yield corporate and international sectors of the fixed-income securities market. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, November 16, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $801,000,000 on purchased options contracts for the year ended September 30, 2009. See Note 3 for the volume of Written options contracts activity for the year ended September 30, 2009. The fund had an average contract amount of approximately $13,000 on Futures contracts for the year ended September 30, 2009.

H) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at September 30, 2009 are indicative of the volume of activity during the period.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $533,900,000 on Total return swap contracts at September 30, 2009.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $34,091,509,000 on Interest rate swap contracts for the year ended September 30, 2009.

K) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,060,100,000 on Credit default swap contracts for the year ended September 30, 2009.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $7,390,465 at September 30, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At September 30, 2009, the fund had a net liability position of $187,774,038 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $130,373,109.

M) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

O) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase.

The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the fund had a capital loss carryover of $659,063,564 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$164,353,965	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

13,963,696	September 30, 2015

18,714,447	September 30, 2016

146,525,581	September 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2010 $349,260,589 of losses recognized during the period November 1, 2008 to September 30, 2009.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, tax equalization, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2009, the fund reclassified $54,991,001 to increase undistributed net investment income and $85,455,547 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $30,464,546.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2009 were as follows:

Unrealized appreciation	$246,065,531
Unrealized depreciation	(242,670,546)

Net unrealized appreciation	3,394,985
Undistributed ordinary income	143,547,837
Capital loss carryforward	(659,063,564)
Post-October loss	(349,260,589)

Cost for federal income tax purposes	$3,138,448,172

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended September 30, 2009, the fund’s expenses were reduced by $391,915 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended September 30, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.562% of the fund’s average net assets. During the year ended September 30, 2009, the fund’s expenses were reduced by $52,435 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $3,169,854 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $22,443,814 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreements are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreements will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended September 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2009, the fund’s expenses were reduced by $27,971 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,485, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $583,377 and $7,621 from the sale of class A and class M shares, respectively, and received $96,085 and $24,895 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,770 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,071,669,366 and $3,784,203,505, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended September 30, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$366,074,000	$11,957,653

Options opened	2,930,790,000	172,660,329

Options exercised	—	—

Options expired	(58,376,000)	(1,743,983)

Options closed	(146,695,000)	(6,307,411)

Written options outstanding
at end of year	$3,091,793,000	$176,566,588

Note 4: Capital shares

At September 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	77,757,095	$523,254,907	25,743,066	$240,817,491

Shares issued in
connection with
reinvestment of
distributions	10,780,400	70,149,032	7,142,819	65,825,251

	88,537,495	593,403,939	32,885,885	306,642,742

Shares
repurchased	(53,133,983)	(348,710,428)	(46,149,513)	(427,295,104)

Net increase
(decrease)	35,403,512	$244,693,511	(13,263,628)	$(120,652,362)

	Year ended 9/30/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	2,950,329	$19,488,130	2,120,304	$19,700,872

Shares issued in
connection with
reinvestment of
distributions	762,701	4,884,604	670,138	6,146,077

	3,713,030	24,372,734	2,790,442	25,846,949

Shares
repurchased	(6,632,076)	(42,822,127)	(9,715,761)	(90,012,277)

Net decrease	(2,919,046)	$(18,449,393)	(6,925,319)	$(64,165,328)

	Year ended 9/30/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	28,292,045	$193,273,162	5,034,404	$46,318,261

Shares issued in
connection with
reinvestment of
distributions	938,146	6,131,102	371,190	3,382,876

	29,230,191	199,404,264	5,405,594	49,701,137

Shares
repurchased	(5,357,298)	(34,671,207)	(4,213,695)	(38,722,101)

Net increase	23,872,893	$164,733,057	1,191,899	$10,979,036

	Year ended 9/30/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	1,125,051	$7,910,583	390,126	$3,584,666

Shares issued in
connection with
reinvestment of
distributions	152,415	981,833	113,740	1,037,137

	1,277,466	8,892,416	503,866	4,621,803

Shares
repurchased	(6,401,119)	(41,782,416)	(12,309,284)	(112,942,354)

Net decrease	(5,123,653)	$(32,890,000)	(11,805,418)	$(108,320,551)

	Year ended 9/30/09		Year ended 9/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	200,169	$1,331,674	234,203	$2,131,283

Shares issued in
connection with
reinvestment of
distributions	31,292	202,268	20,368	186,967

	231,461	1,533,942	254,571	2,318,250

Shares
repurchased	(195,579)	(1,286,940)	(407,510)	(3,839,145)

Net increase
(decrease)	35,882	$247,002	(152,939)	$(1,520,895)

	Year ended 9/30/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	43,955,210	$308,872,546	14,318,389	$138,099,479

Shares issued in
connection with
reinvestment of
distributions	948,043	6,178,383	639,247	5,881,588

	44,903,253	315,050,929	14,957,636	143,981,067

Shares
repurchased	(12,802,776)	(79,987,619)	(6,861,204)	(64,468,697)

Net increase	32,100,477	$235,063,310	8,096,432	$79,512,370

At September 30, 2009, a shareholder of record owned 14.6% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of September 30, 2009:

Market values of derivative instruments as of September 30, 2009

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$5,020,073	Payables	$66,770,450

Foreign exchange contracts	Receivables	10,593,732	Payables	2,262,253

Interest rate contracts	Investments, Receivables,		Payables, Net assets —
	Net assets — Unrealized		Unrealized appreciation/
	appreciation/(depreciation)	537,419,388*	(depreciation)	652,323,363*

Total		$553,033,193		$721,356,066

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended September 30, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(168,301,468)	$(168,301,468)

Foreign exchange contracts	—	—	4,549,488	—	4,549,488

Interest rate contracts	(1,318,671)	(84,603,423)	—	(41,538,940)	(127,461,034)

Total	$(1,318,671)	$(84,603,423)	$4,549,488	$(209,840,408)	$(291,213,014)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$5,702,081	$5,702,081

Foreign exchange contracts	—	—	16,112,833	—	16,112,833

Interest rate contracts	36,187,963	31,329,779	—	142,561,782	210,079,524

Total	$ 36,187,963	$ 31,329,779	$16,112,833	$148,263,863	$231,894,438

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $241,216 for the year ended September 30, 2009. During the year ended September 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $926,946,194 and $692,081,783, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

For the tax year ended September 30, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $138,564,312 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a

Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Janet C. Smith
Putnam Investment	John A. Hill, Chairman	Vice President, Principal Accounting
Management, LLC	Jameson A. Baxter, Vice Chairman	Officer and Assistant Treasurer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Charles B. Curtis	Susan G. Malloy
	Robert J. Darretta	Vice President and Assistant Treasurer
Investment Sub-Manager	Myra R. Drucker
Putnam Investments Limited	Paul L. Joskow	Beth S. Mazor
57–59 St James’s Street	Elizabeth T. Kennan	Vice President
London, England SW1A 1LD	Kenneth R. Leibler
	Robert E. Patterson	James P. Pappas
Investment Sub-Advisor	George Putnam, III	Vice President
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Francis J. McNamara, III
One Post Office Square	Richard B. Worley	Vice President and Chief Legal Officer
Boston, MA 02109
	Officers	Robert R. Leveille
Marketing Services	Robert L. Reynolds	Vice President and Chief
Putnam Retail Management	President	Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President, Principal	Vice President and BSA Compliance Officer
Custodian	Executive Officer, Associate Treasurer
State Street Bank and Trust Company	and Compliance Liaison	Judith Cohen
Vice President, Clerk and
Legal Counsel	Jonathan S. Horwitz	Assistant Treasurer
Ropes & Gray LLP	Senior Vice President and Treasurer
Wanda M. McManus
Independent Registered Public	Steven D. Krichmar	Vice President, Senior Associate Treasurer
Accounting Firm	Vice President and Principal	and Assistant Clerk
KPMG LLP	Financial Officer
Nancy E. Florek
Vice President, Assistant Clerk, Assistant
Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN028 258494 11/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2009	$98,788	$--	$5,800	$-
September 30, 2008	$97,075	$--	$6,000	$-

For the fiscal years ended September 30, 2009 and September 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,800 and $ 74,733 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2009	$ -	$ -	$ -	$ -
September 30, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 25, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 25, 2009